1933 Act File No. 33-43017
                                                      1940 Act File No. 811-6418


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

                         Pre-Effective Amendment No.                    / /

                       Post-Effective Amendment No. 25                  /X/

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT      /X/
                                     OF 1940

                              Amendment No. 25                          /X/

                        LORD ABBETT TAX-FREE INCOME TRUST
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

        immediately upon filing pursuant to paragraph (b)
-------

   X    on February 1, 2004 pursuant to paragraph (b)
-------

        60 days after filing pursuant to paragraph (a)(1)
-------

        on (date) pursuant to paragraph (a)(1)
-------

        75 days after filing pursuant to paragraph (a)(2)
-------

        on (date) pursuant to paragraph (a)(2) of Rule 485
-------

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a
-------
previously filed post-effective amendment.

[LORD ABBETT LOGO]


FEBRUARY 1, 2004


PROSPECTUS

LORD ABBETT
  TAX-FREE INCOME FUND
  TAX-FREE INCOME TRUST
    NATIONAL TAX-FREE FUND
    CALIFORNIA TAX-FREE FUND
    CONNECTICUT TAX-FREE FUND
    HAWAII TAX-FREE FUND
    MINNESOTA TAX-FREE FUND
    MISSOURI TAX-FREE FUND
    NEW JERSEY TAX-FREE FUND
    NEW YORK TAX-FREE FUND
    TEXAS TAX-FREE FUND
    WASHINGTON TAX-FREE FUND

    INSURED INTERMEDIATE TAX-FREE FUND

    FLORIDA TAX-FREE TRUST
    GEORGIA TAX-FREE TRUST
    MICHIGAN TAX-FREE TRUST
    PENNSYLVANIA TAX-FREE TRUST


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF EACH FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES. PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                                                  PAGE
                                    THE FUNDS

                                        Goal                                                        2
                                        Principal Strategy                                          2
                                        Main Risks                                                  3
Information about                       National Tax-Free Fund                                      7
performance, fees                       California Tax-Free Fund                                    9
     and expenses                       Connecticut Tax-Free Fund                                  11
                                        Hawaii Tax-Free Fund                                       13
                                        Minnesota Tax-Free Fund                                    15
                                        Missouri Tax-Free Fund                                     17
                                        New Jersey Tax-Free Fund                                   19
                                        New York Tax-Free Fund                                     21
                                        Texas Tax-Free Fund                                        23
                                        Washington Tax-Free Fund                                   25
                                        Insured Intermediate Tax-Free Fund                         27
                                        Florida Tax-Free Trust                                     28
                                        Georgia Tax-Free Trust                                     30
                                        Michigan Tax-Free Trust                                    32
                                        Pennsylvania Tax-Free Trust                                34
                                        Additional Investment Information                          36
                                        Management                                                 37

                                 YOUR INVESTMENT

Information for managing                Purchases                                                  38
       your Fund account                Sales Compensation                                         44
                                        Opening Your Account                                       45
                                        Redemptions                                                46
                                        Distributions and Taxes                                    47
                                        Services For Fund Investors                                49

                           TABLE OF CONTENTS    CON'T


                                                                                                  PAGE
                             FINANCIAL INFORMATION

Financial highlights                    National Tax-Free Fund                                     51
                                        California Tax-Free Fund                                   53
                                        Connecticut Tax-Free Fund                                  54
                                        Hawaii Tax-Free Fund                                       55
                                        Minnesota Tax-Free Fund                                    56
                                        Missouri Tax-Free Fund                                     57
                                        New Jersey Tax-Free Fund                                   58
                                        New York Tax-Free Fund                                     59
                                        Texas Tax-Free Fund                                        60
                                        Washington Tax-Free Fund                                   61
                                        Insured Intermediate Tax-Free Fund                         62
                                        Florida Tax-Free Trust                                     64
                                        Georgia Tax-Free Trust                                     65
                                        Michigan Tax-Free Trust                                    66
                                        Pennsylvania Tax-Free Trust                                67

                            ADDITIONAL INFORMATION

How to learn more about the Funds       Back Cover
      and other Lord Abbett Funds

                                    THE FUNDS

GOAL


   The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the National and Insured Intermediate Funds) also seeks as high a level of interest income exempt from the personal income tax of its state as is consistent with reasonable risk. The New York Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.


PRINCIPAL STRATEGY

   To pursue its goal, each Fund invests in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. At least 70% of the municipal bonds held by each Fund at the time of purchase must be rated within the three highest grades assigned by a Rating Agency or deemed to be of comparable quality by Lord Abbett.


   Under normal market conditions, each Fund attempts to invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal, its corresponding state's and, in the case of the New York Fund, New York City personal income tax (this policy may not be changed without shareholder approval). If the interest on a particular municipal bond is so exempt, the Fund will treat the bond as qualifying for purposes of the 80% requirement even though the issuer of the bond may be located outside of the named state or city.

   In addition, the Insured Intermediate Fund invests at least 80% of its net assets in insured municipal bonds. Shareholders will be given at least 60 days' notice of any change in this policy. If the policy is changed, the Fund will need to change its name to remove the word "insured".

   Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund, except for the Insured Intermediate Fund, at between ten and thirty-five years and of the Insured Intermediate Fund, we intend to maintain the average weighted stated maturity at between three and ten years.


   In selecting municipal bonds, we focus on:

   -  CREDIT QUALITY - an issuer's ability to pay principal and interest
   - INCOME TAX EXEMPTION - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes
   - TOTAL RETURN POTENTIAL - the return possibilities for an investment over a period of time, including appreciation and interest
   - CALL PROTECTION - assurance by an issuer that it will not redeem a bond earlier than anticipated

   While typically fully invested, we may take a temporary defensive position in: (i) short-term tax-exempt securities, and (ii) cash, investment grade commercial paper, and short-term U.S. Government Securities. This could reduce tax-exempt income and prevent a Fund from achieving its investment objective.


   Temporary defensive investments in taxable securities and investments in certain municipal bonds called private activity bonds will be limited to 20% of a Fund's assets. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").


[SIDENOTE]

--------------------------------------------------------------------------------
LORD ABBETT TAX-FREE INCOME FUND, INC.
   National Tax-Free Fund
   California Tax-Free Fund
   Connecticut Tax-Free Fund
   Hawaii Tax-Free Fund
   Minnesota Tax-Free Fund
   Missouri Tax-Free Fund
   New Jersey Tax-Free Fund
   New York Tax-Free Fund
   Texas Tax-Free Fund
   Washington Tax-Free Fund

LORD ABBETT TAX-FREE INCOME TRUST
   Insured Intermediate Tax-Free Fund
   Florida Tax-Free Trust
   Georgia Tax-Free Trust
   Michigan Tax-Free Trust
   Pennsylvania Tax-Free Trust

WE OR THE FUNDS refers to any one or more of the portfolios of Lord Abbett Tax-Free Income Fund, Inc. or Lord Abbett Tax-Free Income Trust listed above. LORD ABBETT refers to Lord, Abbett & Co. LLC, each Fund's investment adviser.

ABOUT EACH FUND. Each Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. Each strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


REASONABLE RISK. Each Fund assesses risk by considering the volatility the Fund has over time. By volitility we mean the level of price fluctuations in a Fund's holdings. The Funds, except the Insured Intermediate Fund, believe that a volatility that generally approximates the volatility of the Lehman Municipal Long Current Coupon Index represents a reasonable risk. The Insured Intermediate Fund believes that a volatility that generally approximates the volatility of the Lehman Brothers 3-10 Year Insured Tax-Exempt Bond Index represents a reasonable risk.

MAIN RISKS


   FOR ALL FUNDS - Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for longer-term bonds than for shorter-term bonds. As a result, the Funds, which tend to invest in longer term bonds than many other municipal bond funds, normally will have more price volatility than those funds.


   Additional risks that could reduce each Fund's performance or increase volatility include the following:


   - CREDIT RISK - If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies, instrumentalities, and other issuers within the state. Insurance or other credit enhancements supporting a Fund's investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating of any of the municipal bond insurers that insure securities in a Fund's portfolio may affect the value of the securities they insure, the Fund's share prices, and Fund performance. A Fund might also be adversely affected by the inability of an insurer to meet its insurance obligations.


   - CALL RISK - As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.


   - GOVERNMENTAL RISK - Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, a Fund's performance may be affected by local, state, and regional factors depending on the states in which the Fund's investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.


   - LEGISLATIVE RISK - Legislative changes in the tax-exempt character of particular municipal bonds could have an adverse effect on municipal bond prices.

   - MANAGEMENT RISK - If certain sectors or investments do not perform as expected, the Funds could underperform other similar funds or lose money.


   Each Fund (except the National and Insured Intermediate Funds) is nondiversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

   An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for all investors and none of the Funds is a complete investment program. You could lose money investing in the Funds.

   STATE AND TERRITORY RISKS - Because each Fund other than the National and Insured Intermediate Funds focuses on a particular state or territory, each Fund's performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies, or significant world events, may harm the performance of any of the Funds (including the National and Insured Intermediate Funds), and may do so disproportionately as a result of the


[SIDENOTE]


MUNICIPAL BONDS ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds generally are divided into two types:
- GENERAL OBLIGATION BONDS are secured by the full faith and credit of the issuer and its taxing power.
- REVENUE BONDS are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds are revenue bonds.

INSURED MUNICIPAL BONDS are securities that are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves. Generally, the Insured Intermediate Fund will buy insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently there are five such insurers.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB), (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

   corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. The U.S. economic recession that began in 2001 has reduced revenues collected by certain state and local governments and other government issuers, and otherwise harmed certain state and local economies, resulting in a very difficult period for state and local governments. Despite the recent economic improvement in much of the nation, state finances have continued to suffer, which could have significant consequences for each of the Funds. This is because a worsening of the economic position of a state or other issuer of bonds in which one of the Funds invests could lower the value of that Fund's investments and could cause you to lose money. The following information summarizes some special risks that may affect the states and territory indicated, each of which could affect the value of the bonds held by the corresponding Funds.

   - PUERTO RICO BONDS - Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. Puerto Rico has a recent history of deficit financing and the use of one-time reserves. Ongoing concerns with Puerto Rico's expenditure and accounting controls, weak revenue growth, and cost overruns contribute to a difficult financial outlook for fiscal 2004. Puerto Rico's unemployment rate continues to substantially exceed the U.S. average and the Commonwealth needs to address its substantial unfunded public employee pension liabilities.

   - CALIFORNIA BONDS - California faces substantial financial challenges resulting from a slowing economy, decreasing revenues, and costly commitments to education and other programs. California is also faced with a large projected deficit and its credit was downgraded in 2003 to the lowest investment grade status. Various constitutional and statutory provisions may cause a decrease in revenues and thus affect the ability of issuing authorities to meet their financial obligations.

   - CONNECTICUT BONDS - Connecticut's economy slowed significantly with the national recession. The State used its entire rainy-day fund to balance its budget for fiscal year 2002 and had to employ emergency measures to close a large structural gap in the fiscal 2003 budget. Significant corrective measures by the State administration and legislature seem set to restore financial balance for fiscal years 2004-2005, but the State's depleted reserves and high debt levels remain a concern. Large unfunded pension liabilities are also a concern as they pose a significant burden on the State's revenue base.

   - FLORIDA BONDS - Despite the downturn in the State and national economies, decreases in anticipated tax receipts for fiscal 2003 were offset by spending cuts and Florida ended fiscal 2003 with a surplus and a fully funded budget stabilization reserve. This is also expected to be the case in fiscal 2004 following additional spending cuts and revenue enhancing measures. Nonetheless, unemployment was relatively high in 2003 and Florida's debt burden has increased recently.

   - GEORGIA BONDS - Fiscal years 2002 and 2003 were difficult for Georgia's economy, with tax revenues declining by almost $900 million over the two-year period, which was the first decline in State revenues since 1953. The State ended the fiscal year with its weakest financial reserves and cushion in more than a decade. Georgia's overall debt burden and debt service carrying charges remain low, but failure to bring spending in line with revenues during fiscal year 2004 could lead to weakened credit.

   - HAWAII BONDS - Hawaii ended fiscal 2003 with a shortfall of less than 1% of expenditures, which was a significant improvement over fiscal 2002. For fiscal 2004, the State is budgeting for a positive ending balance plus an increase in its emergency budget reserve fund through a combination of lower expenditures and revenue increases. Hawaii's economy is highly dependent on tourism, and any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a strong negative impact on the State's economy.

   - MICHIGAN BONDS - Michigan continues to face fiscal pressures driven largely by weaknesses in income tax revenues. General revenues fell in each of fiscal years 2001 through 2003 and the State spent the remaining reserves in its budget stabilization fund in fiscal 2003. The budget for fiscal 2004 promises some improvement with plans to begin to replenish the budget stabilization fund, although reserves will still be below comfortable levels. The use of one-time revenue sources to balance the general fund for fiscal 2004 indicates a likelihood of future financial stress.

   - MINNESOTA BONDS - Minnesota relies heavily on individual, sales, and corporate income taxes for revenues, all of which are sensitive to economic conditions. Employment levels in Minnesota have not recovered from the recession, which has affected the State's revenue base. Although Minnesota had significant reserves and a moderate debt burden to help it weather the economic downturn, revenue shortfalls have resulted in the use of almost all budget reserves. Minnesota's economy is diverse and has probably stabilized, but the timing and magnitude of economic recovery is uncertain.

   - MISSOURI BONDS - Missouri general revenues have decreased for the last two fiscal years. The State achieved break-even operations for fiscal 2003 only because the governor withheld substantial amounts of planned spending. The State's budget reserve fund, however, is fully funded and Missouri expects a balanced budget for fiscal 2004. The State's relatively low debt burden and substantial reserves have helped the Missouri weather the economic downturn, but the State has poor prospects for job growth and the manufacturing sector is expected to continue downsizing.

   - NEW JERSEY BONDS - New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has been faced with large structural deficits since fiscal year 2002. The State's rainy day fund was used to help bridge the budget gap in fiscal 2002 and a combination of measures was used to address the shortfall in fiscal 2003. For fiscal 2004, New Jersey had to take even more drastic steps to address an estimated $5 billion budget imbalance. New Jersey has taken important steps towards achieving structural balance for future years, but additional measures are likely needed.

   - NEW YORK BONDS - New York State, and many of its political subdivisions and authorities, have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. The State managed to close a combined $11.5 billion budget gap for 2002-2003 and 2003-2004, but the magnitude of future budget gaps still requires timely and aggressive measures to restore structural balance. The volatility of the financial markets is also a significant source of risk for State revenues.

   - PENNSYLVANIA BONDS - The recession had a marked impact on Pennsylvania's economy, requiring use of the entire $1 billion balance of the State's rainy day fund to offset shortfalls in fiscal 2002, and the fiscal 2003 budget was only balanced with the use of nearly $2.2 billion of one-time revenue enhancements. The fiscal 2004 budget closes an estimated $2.4 billion revenue gap with significant spending cuts and modest revenue enhancements. Despite low debt levels and a diverse economic base, additional measures will likely be required to restore structural balance to Pennsylvania's finances.

   - TEXAS BONDS - The Texas economy slowed in 2002 and 2003 as a result of the national economic recession and State revenues decreased each year. The State's job growth also slowed and per capita income levels remain below the national average. The Texas legislature had to transfer $1.3 billion from reserves to address budget shortfalls through fiscal 2003. The biennial budget for 2004 to 2005 was balanced with a combination of revenue enhancing measures and spending cuts, but the economic recovery in Texas has not yet resulted in substantial job growth and the overall recovery could be threatened if the employment situation fails to improve.

   - WASHINGTON BONDS - Washington is in the midst of an economic downturn resulting largely from continued rounds of layoffs or downsizing in aerospace, technology, manufacturing, and construction. Unemployment in Washington is above the national average and is projected to increase. The State addressed a projected $2 billion structural budget gap for the 2003-2005 biennial period almost completely through spending reductions, and State finances remain under considerable strain. In November 2001,Washington voters passed an initiative that limits the State's taxing powers and may result in significant revenue losses.

   PORTFOLIO TURNOVER - Each Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal period ended September 30, 2003, the portfolio turnover rates for the National and Insured Intermediate Funds were 209.07%, and 107.99%, respectively. These rates vary from year to year. High portfolio turnover increases Fund transaction costs and may increase taxable capital gains.

                                                        ------------------------
                               NATIONAL TAX-FREE FUND   Symbols: Class A - LANSX
                                                                 Class B - LANBX
                                                                 Class C - LTNSX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

  94      -8.3%
  95      17.7%
  96       4.0%
  97      10.0%
  98       6.4%
  99      -5.6%
2000      12.7%
2001       4.2%
2002       8.8%
2003       4.7%

BEST QUARTER    1st Q '95   +7.6%
WORST QUARTER   1st Q '94   -6.4%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                               1 YEAR       5 YEARS     10 YEARS          LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                       1.23%        4.09%        4.84%                 -
 Return After Taxes on Distributions                       1.19%        4.08%        4.77%                 -
 Return After Taxes on Distributions
  and Sale of Fund Shares                                  2.23%        4.16%        4.80%                 -
Class B Shares                                            -0.01%        3.96%           -               5.32%
Class C Shares                                             4.01%        4.12%           -               5.43%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses or taxes)        5.31%        5.83%        6.03%              6.58%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees, expenses or taxes)        5.19%        4.85%        4.91%              6.07%(3)


(1) The date of inception for Class B shares and Class C shares is 8/1/96 and 7/15/96, respectively.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 7/31/96 - 12/31/03, to correspond with Class B and C inception dates.

                                                          NATIONAL TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                  CLASS A        CLASS B(1)         CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                         3.25%(2)         none             none             none
Maximum Deferred Sales Charge (See "Purchases")(3)                 none(4)          5.00%            1.00%(5)         none

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")                                 0.50%            0.50%            0.50%            0.50%
Distribution and Service (12b-1) Fees(6)                           0.35%            1.00%            1.00%            0.45%
Other Expenses                                                     0.14%(7)         0.14%(7)         0.14%(7)         0.14%
Total Operating Expenses                                           0.99%(7)         1.64%(7)         1.64%(7)         1.09%



(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    423   $    630   $    854   $  1,499
Class B Shares    $    667   $    817   $  1,092   $  1,767
Class C Shares    $    267   $    517   $    892   $  1,944
Class P Shares    $    111   $    347   $    601   $  1,329


You would pay the following expenses if you did not redeem your shares:


                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    423   $    630   $    854   $  1,499
Class B Shares    $    167   $    517   $    892   $  1,786
Class C Shares    $    167   $    517   $    892   $  1,944
Class P Shares    $    111   $    347   $    601   $  1,329


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        ------------------------
                               CALIFORNIA TAX-FREE FUND Symbols: Class A - LCFIX
                                                                 Class C - CALAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (Per Calendar Year) - Class A Shares
--------------------------------------------------------------------------------

94       -10.5%
95        17.4%
96         3.4%
97         8.9%
98         6.1%
99        -6.4%
2000      14.9%
2001       4.4%
2002       7.6%
2003       3.7%

BEST QUARTER    1st Q '95   +7.7%
WORST QUARTER   1st Q '94   -7.3%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                               1 YEAR      5 YEARS      10 YEARS        LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                       0.29%        3.93%        4.29%                 -
 Return After Taxes on Distributions                       0.29%        3.93%        4.29%                 -
 Return After Taxes on Distributions
  and Sale of Fund Shares                                  1.68%        4.03%        4.35%                 -
Class C Shares                                             3.05%        3.99%           -               5.12%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses or taxes)        5.31%        5.83%        6.03%              6.58%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees, expenses or taxes)        5.19%        4.85%        4.91%              6.07%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 7/31/96 - 12/31/03, to correspond with Class C inception date.

                                                        CALIFORNIA TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                 CLASS A       CLASS C       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                       3.25%(1)       none           none
Maximum Deferred Sales Charge (See "Purchases")(2)               none(3)        1.00%(4)       none

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")                               0.50%          0.50%          0.50%
Distribution and Service (12b-1) Fees(5)                         0.35%(6)       1.00%          0.45%
Other Expenses                                                   0.13%          0.13%          0.13%
Total Operating Expenses                                         0.98%(6)       1.63%          1.08%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    422   $    627   $    849   $  1,487
Class C Shares    $    266   $    514   $    887   $  1,933
Class P Shares    $    110   $    343   $    595   $  1,317


You would pay the following expenses if you did not redeem your shares:


                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    422   $    627   $    849   $  1,487
Class C Shares    $    166   $    514   $    887   $  1,933
Class P Shares    $    110   $    343   $    595   $  1,317


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                               CONNECTICUT TAX-FREE FUND Symbol: Class A - LACTX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (Per Calendar Year) - Class A Shares
--------------------------------------------------------------------------------

94        -7.7%
95        17.3%
96         4.2%
97         8.8%
98         6.3%
99        -5.6%
2000      11.8%
2001       5.4%
2002       8.5%
2003       4.6%

BEST QUARTER    1st Q '95     +7.9%
WORST QUARTER   1st Q '94     -5.7%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                                     1 YEAR        5 YEARS        10 YEARS
Class A Shares
 Return Before Taxes                                             1.22%          4.08%          4.77%
 Return After Taxes on Distributions                             1.22%          4.08%          4.77%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                        2.27%          4.16%          4.79%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)              5.31%          5.83%          6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees, expenses or taxes)              5.19%          4.85%          4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                       CONNECTICUT TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                           CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                         none(3)         none

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets)
 (as a % of average net assets)

Management Fees (See "Management")                                         0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                                   0.35%(5)        0.45%
Other Expenses                                                             0.15%           0.15%
Total Operating Expenses                                                   1.00%(5)        1.10%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    424   $    633   $    860   $  1,510
Class P Shares    $    112   $    350   $    606   $  1,340


You would pay the following expenses if you did not redeem your shares:


                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    424   $    633   $    860   $  1,510
Class P Shares    $    112   $    350   $    606   $  1,340


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                    HAWAII TAX-FREE FUND Symbol: Class A - LAHIX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (Per Calendar Year) - Class A Shares
--------------------------------------------------------------------------------

94        -8.7%
95        18.2%
96         3.8%
97         8.5%
98         6.2%
99        -5.1%
2000      11.4%
2001       3.7%
2002       8.5%
2003       4.0%

BEST QUARTER     1st Q '95     +8.0%
WORST QUARTER    1st Q '94     -6.9%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                                     1 YEAR        5 YEARS        10 YEARS
Class A Shares
 Return Before Taxes                                             0.62%          3.66%          4.43%
 Return After Taxes on Distributions                             0.62%          3.66%          4.43%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                        1.81%          3.78%          4.48%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)              5.31%          5.83%          6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees, expenses or taxes)              5.19%          4.85%          4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                            HAWAII TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                          CLASS A         CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                         none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                         0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                                   0.35%           0.45%
Other Expenses                                                             0.15%           0.15%
Total Operating Expenses                                                   1.00%           1.10%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------

Example

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    424   $    633   $    860   $  1,510
Class P Shares    $    112   $    350   $    606   $  1,340


You would pay the following expenses if you did not redeem your shares:


                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    424   $    633   $    860   $  1,510
Class P Shares    $    112   $    350   $    606   $  1,340


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                 MINNESOTA TAX-FREE FUND Symbol: Class A - LAMNX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (Per Calendar Year) - Class A Shares
--------------------------------------------------------------------------------

95        14.5%
96         3.4%
97         8.7%
98         6.4%
99        -5.3%
2000      13.0%
2001       4.8%
2002       8.8%
2003       4.8%

BEST QUARTER    4th Q '00    +5.4%
WORST QUARTER   1st Q '96    -2.7%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                              1 YEAR      5 YEARS          LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                                      1.41%       4.37%              6.02%
 Return After Taxes on Distributions                      1.41%       4.37%              5.99%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                 2.33%       4.43%              5.91%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses or taxes)       5.31%       5.83%              7.35%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees, expenses or taxes)       5.19%       4.85%              6.83%(3)


(1)  The date of inception for Class A shares is 12/27/94.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 12/31/94 - 12/31/03, to correspond with Class A inception date.

                                                         MINNESOTA TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                          CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                         none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                         0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                                   0.00%           0.45%
Other Expenses                                                             0.19%(5)        0.19%
Total Operating Expenses                                                   0.69%(5)        1.14%


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    393   $    539   $    697   $  1,156
Class P Shares    $    116   $    362   $    628   $  1,386


You would pay the following expenses if you did not redeem your shares:


Class A Shares    $    393   $    539   $    697   $  1,156
Class P Shares    $    116   $    362   $    628   $  1,386


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A shares.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                  MISSOURI TAX-FREE FUND Symbol: Class A - LAMOX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94        -9.1%
95        17.2%
96         3.7%
97         8.5%
98         5.7%
99        -4.4%
2000      11.8%
2001       5.1%
2002       8.4%
2003       4.5%

BEST QUARTER     1st Q '95     +7.7%
WORST QUARTER    1st Q '94     -6.8%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                                     1 YEAR        5 YEARS        10 YEARS
Class A Shares
 Return Before Taxes                                             1.08%          4.23%          4.55%
 Return After Taxes on Distributions                             1.08%          4.23%          4.55%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                        2.09%          4.26%          4.57%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)              5.31%          5.83%          6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees, expenses or taxes)              5.19%          4.85%          4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                          MISSOURI TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                          CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                        none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                        0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                                  0.35%(5)        0.45%
Other Expenses                                                            0.15%           0.15%
Total Operating Expenses                                                  1.00%(5)        1.10%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    424   $    633   $    860   $  1,510
Class P Shares    $    112   $    350   $    606   $  1,340


You would pay the following expenses if you did not redeem your shares:


                  1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares   $    424    $    633   $    860   $  1,510
Class P Shares   $    112    $    350   $    606   $  1,340


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                NEW JERSEY TAX-FREE FUND Symbol: Class A - LANJX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (Per Calendar Year) - Class A Shares
--------------------------------------------------------------------------------

94        -6.8%
95        17.2%
96         4.1%
97         8.9%
98         6.5%
99        -5.6%
2000      12.5%
2001       4.7%
2002       7.6%
2003       3.4%

BEST QUARTER      1st Q '95    +7.4%
WORST QUARTER     1st Q '94    -5.7%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                                    1 YEAR         5 YEARS        10 YEARS
Class A Shares
 Return Before Taxes                                           -0.06%           3.65%          4.68%
 Return After Taxes on Distributions                           -0.06%           3.65%          4.59%
 Return After Taxes on Distributions
  and Sale of Fund Shares                                        1.48%          3.81%          4.66%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses or taxes)              5.31%          5.83%          6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees, expenses or taxes)              5.19%          4.85%          4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        NEW JERSEY TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                          CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                                 3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                         none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund
  assets) (as a % of average net assets)
Management Fees (See "Management")                                         0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                                   0.35%(5)        0.45%
Other Expenses                                                             0.14%           0.14%
Total Operating Expenses                                                   0.99%(5)        1.09%


(1) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.


(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS        1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    423   $    630   $    854   $  1,499
Class P Shares    $    111   $    347   $    601   $  1,329


You would pay the following expenses if you did not redeem your shares:


                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares    $    423   $    630   $    854   $  1,499
Class P Shares    $    111   $    347   $    601   $  1,329


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                        ------------------------
                                 NEW YORK TAX-FREE FUND Symbols: Class A - LANYX
                                                                 Class C - NYLAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94           -9.3%
95           15.9%
96            3.7%
97            8.5%
98            6.1%
99           -4.7%
2000         14.0%
2001          4.3%
2002          9.5%
2003          4.4%

BEST QUARTER      1st Q '95    +7.1%
WORST QUARTER     1st Q '94    -5.9%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------

 Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS   LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                             0.99%         4.62%         4.63%            -
 Return After Taxes on Distributions             0.99%         4.62%         4.63%            -
 Return After Taxes on Distributions
   and Sale of Fund Shares                       2.19%         4.64%         4.67%            -
Class C Shares                                   3.68%         4.70%            -          5.51%
Lehman Municipal Bond Index(2)
  (reflects no deduction for fees,
   expenses or taxes)                            5.31%         5.83%         6.03%         6.58%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees,
 expenses or taxes)                              5.19%         4.85%         4.91%         6.07%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 7/31/96 - 12/31/03, to correspond with Class C inception date.

                                                          NEW YORK TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                CLASS A          CLASS C          CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none            none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         1.00%(4)        none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund
 assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%           0.50%           0.50%
Distribution and Service (12b-1) Fees(5)                            0.35%(6)        1.00%(6)        0.45%
Other Expenses                                                      0.14%(6)        0.14%(6)        0.14%
Total Operating Expenses                                            0.99%(6)        1.64%(6)        1.09%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares          $     423  $     630  $     854  $   1,499
Class C Shares          $     267  $     517  $     892  $   1,944
Class P Shares          $     111  $     347  $     601  $   1,329


 You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS    10 YEARS
Class A Shares          $     423  $     630  $     854  $   1,499
Class C Shares          $     167  $     517  $     892  $   1,944
Class P Shares          $     111  $     347  $     601  $   1,329


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, adminstrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                     TEXAS TAX-FREE FUND Symbol: Class A - LATIX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94           -6.9%
95           18.0%
96            4.0%
97            9.7%
98            5.9%
99           -6.7%
2000         12.0%
2001          4.6%
2002         10.1%
2003          5.0%

BEST QUARTER      1st Q '95    +7.4%
WORST QUARTER     1st Q '94    -6.6%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS
Class A Shares
  Return Before Taxes                            1.53%         4.08%         4.94%
  Return After Taxes on Distributions            1.53%         4.08%         4.83%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      2.47%         4.15%         4.87%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees,
  expenses or taxes)                             5.31%         5.83%         6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees,
  expenses or taxes)                             5.19%         4.85%         4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                             TEXAS TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                    CLASS A     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)     none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)      none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%        0.50%
Distribution and Service (12b-1) Fees(4)                            0.35%(5)     0.45%
Other Expenses                                                      0.16%        0.16%
Total Operating Expenses                                            1.01%(5)     1.11%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     425  $     636  $     865  $   1,521
Class P Shares          $     113  $     353  $     612  $   1,352


You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     425  $     636  $     865  $   1,521
Class P Shares          $     113  $     353  $     612  $   1,352


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, adminstrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                WASHINGTON TAX-FREE FUND Symbol: Class A - LAWAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94           -8.5%
95           18.1%
96            4.7%
97           10.1%
98            6.5%
99           -5.9%
2000         12.4%
2001          4.9%
2002          9.0%
2003          4.4%

BEST QUARTER      1st Q '95    +7.3%
WORST QUARTER     1st Q '94    -7.2%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS
Class A Shares
  Return Before Taxes                            0.88%         4.06%         4.93%
  Return After Taxes on Distributions            0.88%         4.06%         4.93%
  Return After Taxes on Distributions
     and Sale of Fund Shares                     2.17%         4.17%         4.95%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees,
  expenses or taxes)                             5.31%         5.83%         6.03%
Lehman Municipal Long
Current Coupon Index (1)
(reflects no deduction for fees,
  expenses or taxes)                             5.19%         4.85%         4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                        WASHINGTON TAX-FREE FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                    CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund
  assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                            0.00%           0.45%
Other Expenses                                                      0.17%(5)        0.17%
Total Operating Expenses                                            0.67%(5)        1.12%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     391  $     532  $     686  $   1,132
Class P Shares          $     114  $     356  $     617  $   1,363


 You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     391  $     532  $     686  $   1,132
Class P Shares          $     114  $     356  $     617  $   1,363


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A shares.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                     INSURED INTERMEDIATE TAX-FREE FUND  Symbol: Class A - LISAX
                                                                 Class B - LISBX
                                                                 Class C - LISCX
                                                                 Class P - LISPX


PERFORMANCE

   The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                CLASS A     CLASS B(1)    CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(2)     none         none         none
Maximum Deferred Sales Charge
(See "Purchases")(3)                                                none(4)      5.00%        1.00%(5)     none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
 Fund assets) (as a % of average net assets)(6)
Management Fees (See "Management")                                  0.45%        0.45%        0.45%        0.45%
Distribution and Service (12b-1) Fees(7)                            0.35%        1.00%        1.00%        0.45%
Other Expenses(6)                                                   1.43%        1.43%        1.43%        1.43%
Total Operating Expenses(6)                                         2.23%        2.88%        2.88%        2.33%


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  The annual operating expenses are based on estimated expenses.

(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     544  $   1,000  $   1,481  $   2,806
Class B Shares          $     791  $   1,192  $   1,718  $   3,051
Class C Shares          $     391  $     892  $   1,518  $   3,204
Class P Shares          $     236  $     727  $   1,245  $   2,666


 You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     544  $   1,000  $   1,481  $   2,806
Class B Shares          $     291  $     892  $   1,518  $   3,051
Class C Shares          $     291  $     892  $   1,518  $   3,204
Class P Shares          $     236  $     727  $   1,245  $   2,666


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.


LORD ABBETT IS CURRENTLY REIMBURSING EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN TOTAL OPERATING EXPENSES FOR CLASS A SHARES AT 0.25%, FOR CLASS B SHARES AT 1.00%, FOR CLASS C SHARES AT 1.00%, AND FOR CLASS P SHARES AT .45% OF AVERAGE DAILY NET ASSETS OF EACH CLASS OF SHARES. LORD ABBETT MAY STOP REIMBURSING SUCH EXPENSES AT ANY TIME.

                                                        ------------------------
                             FLORIDA TAX-FREE TRUST     Symbols: Class A - LAFLX
                                                                 Class C - FLLAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94           -8.5%
95           16.8%
96            2.6%
97            8.2%
98            6.2%
99           -5.5%
2000         11.2%
2001          4.4%
2002          8.6%
2003          3.9%

BEST QUARTER       1st Q '95       +7.5%
WORST QUARTER      1st Q '94       -7.0%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class C shares are not shown in the table and will vary from those shown for Class A shares.

--------------------------------------------------------------------------------

 Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                  1 YEAR        5 YEARS     10 YEARS      LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                             0.65%         3.68%         4.21%           -
 Return After Taxes on Distributions             0.65%         3.68%         4.21%           -
 Return After Taxes on Distributions
  and Sale of Fund Shares                        1.89%         3.80%         4.28%           -
Class C Shares                                   3.08%         3.68%            -         4.75%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees,
  expenses or taxes)                             5.31%         5.83%         6.03%        6.58%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees,
 expenses or taxes)                              5.19%         4.85%         4.91%        6.07%(3)


(1)  The date of inception for Class C shares is 7/15/96.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3) Represents total returns for the period 7/31/96 - 12/31/03, to correspond with Class C inception date.

                                                          FLORIDA TAX-FREE TRUST

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                  CLASS A       CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none           none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         1.00%(4)       none
ANNUAL  FUND OPERATING EXPENSES (Expenses deducted from
 Fund assets) (as a % of average  net assets)(3)
Management Fees (See "Management")                                  0.50%           0.50%          0.50%
Distribution and Service (12b-1) Fees(5)                            0.35%(6)        1.00%          0.45%
Other Expenses                                                      0.21%           0.21%          0.21%
Total Operating Expenses                                            1.06%(6)        1.71%          1.16%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     430  $     651  $     891  $   1,577
Class C Shares          $     274  $     539  $     928  $   2,019
Class P Shares          $     118  $     368  $     638  $   1,409


 You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     430  $     651  $     891  $   1,577
Class C Shares          $     174  $     539  $     928  $   2,019
Class P Shares          $     118  $     368  $     638  $   1,409


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                  GEORGIA TAX-FREE TRUST Symbol: Class A - LAGAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

95           17.1%
96            4.6%
97           10.5%
98            7.2%
99           -4.8%
2000         14.4%
2001          6.0%
2002          8.9%
2003          5.3%

BEST QUARTER    1st Q '95     +6.2%
WORST QUARTER   2nd Q '99     -2.9%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
 Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------


SHARE CLASS                                    1 YEAR       5 YEARS     LIFE OF FUND(1)
Class A Shares
 Return Before Taxes                             1.78%         5.06%          7.12%
 Return After Taxes on Distributions             1.78%         5.04%          6.98%
 Return After Taxes on Distributions
  and Sale of Fund Shares                        2.56%         4.98%          6.79%
Lehman Municipal Bond Index(2)
(reflects no deduction for fees,
  expenses or taxes)                             5.31%         5.83%          7.35%(3)
Lehman Municipal Long
Current Coupon Index(2)
(reflects no deduction for fees,
  expenses or taxes)                             5.19%         4.85%          6.83%(3)


(1)  The date of inception for Class A is 12/27/94.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3) Represents total returns for the period 12/31/94 - 12/31/03, to correspond with Class A inception date.

                                                          GEORGIA TAX-FREE TRUST

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                   CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                            0.00%           0.45%
Other Expenses                                                      0.18%           0.18%
Total Operating Expenses                                            0.68%           1.13%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS              1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     392  $     535  $     691  $   1,144
Class P Shares          $     115  $     359  $     622  $   1,375


You would pay the following expenses if you did not redeem your shares:

                         1 YEAR    3 YEARS     5 YEARS   10 YEARS
Class A Shares          $     392  $     535  $     691  $   1,144
Class P Shares          $     115  $     359  $     622  $   1,375


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A shares.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                                 MICHIGAN TAX-FREE TRUST Symbol: Class A - LAMIX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

94           -8.2%
95           18.1%
96            4.3%
97            8.8%
98            6.1%
99           -4.1%
2000         13.4%
2001          5.2%
2002         10.9%
2003          4.1%

BEST QUARTER    1st Q '95   +8.0%
WORST QUARTER   1st Q '94   -6.5%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2003
--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR       5 YEARS       10 YEARS
Class A Shares
  Return Before Taxes                            0.74%         5.04%         5.23%
  Return After Taxes on Distributions            0.74%         5.04%         5.23%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      1.93%         5.00%         5.20%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees, expenses
   or taxes)                                     5.31%         5.83%         6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees,
   expenses or taxes)                            5.19%         4.85%         4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                         MICHIGAN TAX-FREE TRUST

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                    CLASS A       CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                            0.00%           0.45%
Other Expenses                                                      0.22%(5)        0.22%
Total Operating Expenses                                            0.72%(5)        1.17%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


 SHARE CLASS             1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A Shares          $     396  $     548  $     713  $   1,190
Class P Shares          $     119  $     372  $     644  $   1,420


You would pay the following expenses if you did not redeem your shares:


                         1 YEAR     3 YEARS    5 YEARS    10 YEARS
 Class A Shares         $     396  $     548  $     713  $   1,190
 Class P Shares         $     119  $     372  $     644  $   1,420


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million. Once the 12b-1 Plan is effective, the 12b-1 fees may approximate 0.35% of Class A shares.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                         -----------------------
                             PENNSYLVANIA TAX-FREE TRUST Symbol: Class A - LAPAX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

  94         -8.8%
  95         18.0%
  96          4.2%
  97          9.2%
  98          6.4%
  99         -4.7%
2000         13.3%
2001          4.1%
2002          8.7%
2003          4.7%

BEST QUARTER 1st Q '95 +8.1%
WORST QUARTER 1st Q '94 -7.1%

--------------------------------------------------------------------------------

   The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

   The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

 Average Annual Total Returns Through December 31, 2003

--------------------------------------------------------------------------------


SHARE CLASS                                     1 YEAR        5 YEARS      10 YEARS
Class A Shares
Return Before Taxes                              1.25%         4.32%         4.88%
Return After Taxes on Distributions              1.25%         4.32%         4.88%
Return After Taxes on Distributions
  and Sale of Fund Shares                        2.27%         4.37%         4.89%
Lehman Municipal Bond Index(1)
(reflects no deduction for fees,
  expenses or taxes)                             5.31%         5.83%         6.03%
Lehman Municipal Long
Current Coupon Index(1)
(reflects no deduction for fees,
  expenses or taxes)                             5.19%         4.85%         4.91%


(1) The performance of the unmanaged indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

                                                     PENNSYLVANIA TAX-FREE TRUST

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


                                                                    CLASS A        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
Maximum Sales Charge on Purchases
(as a % of offering price)                                          3.25%(1)        none
Maximum Deferred Sales Charge (See "Purchases")(2)                  none(3)         none
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from
  Fund assets) (as a % of average net assets)
Management Fees (See "Management")                                  0.50%           0.50%
Distribution and Service (12b-1) Fees(4)                            0.35%(5)        0.45%
Other Expenses                                                      0.20%           0.20%
Total Operating Expenses                                            1.05%(5)        1.15%



(1) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.
(4) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS               1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares          $     429  $     648  $     886  $   1,566
Class P Shares          $     117  $     365  $     633  $   1,398


You would pay the following expenses if you did not redeem your shares:


                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares          $     429  $     648  $     886  $   1,566
Class P Shares          $     117  $     365  $     633  $   1,398


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

   This section describes some of the investment techniques that might be used by the Funds and some of the risks associated with those techniques.


   ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.


   CONCENTRATION. No Fund generally intends to invest more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments that are not considered part of any "industry." Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems
   - affordability and access.


   DIVERSIFICATION. The National and Insured Intermediate Funds are diversified funds. A diversified fund, with respect to 75% of total assets, will normally not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified mutual fund. This means that each of the Funds may invest a greater portion of its assets in, and own a greater amount of the voting securities of a single company than a diversified fund. As a result, the value of a nondiversified fund's investments may be more affected by a single adverse economic, political or regulatory event than the investments of a diversified fund would be.


   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange. A Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

   RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.

   PRIVATE ACTIVITY OR INDUSTRIAL DEVELOPMENT BONDS. Each Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Principal Strategy") in private activity bonds. See "Distributions and Taxes." In addition, the credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

   RESIDUAL INTEREST BONDS. Each Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance income and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than such similar securities.


MANAGEMENT


   The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $68 billion in more than 40 mutual fund portfolios and other advisory accounts as of November 28, 2003.

   Lord Abbett is entitled to an annual management fee of .50 of 1% on each Fund's average daily net asset, except for the Insured Intermediate Fund. Its fee is calculated as follows:

             .45 of 1% on the first $2 billion in assets
             .425 of 1% on the next $3 billion, and
             .40 of 1% on the Fund's assets over $5 billion.

   Each fee is calculated daily and payable monthly. For the fiscal year ended September 30, 2003, Lord Abbett received management fees of .50 of 1% of each Fund's average daily net assets with the exception of Insured Fund. For the fiscal period ended September 30, 2003, Lord Abbett waived a portion of its management fee for the Insured Intermediate Fund resulting in a net fee of 0.12%. Lord Abbett may stop waiving the management fee at any time.

   In addition, Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement in return for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.


   INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


   Richard Smola, Partner of Lord Abbett and Investment Team Leader, joined Lord Abbett in 1991 and has been in the investment business since 1981. Philip Fang, Investment Manager, joined Lord Abbett in 1991 and has been in the investment management business since 1988. Peter Scott Smith, Investment Manager, joined Lord Abbett in 1992 and has been in the investment business since 1990.


   Robert Dow, Managing Partner and Chief Investment Officer of Lord Abbett, oversees and reviews the team's investment strategies and implementation. Mr. Dow has been with Lord Abbett since 1972.

                                 YOUR INVESTMENT

PURCHASES


   The National and Insured Intermediate Funds offer in this prospectus four classes of shares: Class A, B, C, and P. The California, New York, and Florida Funds offer three share classes: Class A, C and P. The other Funds offer two share classes: Class A and P. Each class in a Fund represents investments in the same portfolio of securities, but each has different expenses, dividend and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."

   NAV per share for each class of the Funds' shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. The securities in which the Funds invest (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board.

   You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

   FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

   We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC determines that


[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for each Fund to work with investment professionals that buy and/or sell shares of each Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

   it is in the best interest of a Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of a Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

   All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------


CLASS A   (ALL FUNDS)
          - normally offered with a front-end sales charge which may be reduced or eliminated in certain circumstances
          - generally lowest annual expenses due to lower 12b-1 fees

CLASS B   (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY)
          - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees
          - automatically converts to Class A shares after eight years

CLASS C   (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY)
          - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
          - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P   (ALL FUNDS)
          - available only to certain investors
          - no front-end sales charge and no CDSC
          - lower annual expenses than Class B or Class C shares due to lower
            12b-1 fees


--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares (All Funds)
--------------------------------------------------------------------------------

                                                        TO COMPUTE     MAXIMUM DEALER'S
                        AS A % OF     AS A % OF YOUR   OFFERING PRICE     CONCESSION
YOUR INVESTMENT      OFFERING PRICE    INVESTMENT      DIVIDE NAV BY  (% OF OFFERING PRICE)
-------------------------------------------------------------------------------------------
Less than $50,000              3.25%           3.36%          .9675            2.75%
$50,000 to $99,999             2.75%           2.83%          .9725            2.25%
$100,000 to $249,999           2.50%           2.56%          .9750            2.00%
$250,000 to $499,999           2.00%           2.04%          .9800            1.70%
$500,000 to $999,999           1.50%           1.52%          .9850            1.25%
$1,000,000 and over   No Sales Charge                        1.0000                +

The following $1 million category applies only to the Georgia, Michigan, Minnesota and Washington Funds until each Fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund.

$1,000,000 and over            1.00%           1.01%          .9900            1.00%

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify.

- RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any ELIGIBLE FUND already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

- LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.lordabbett.com.


[SIDENOTE]


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

-  purchases of $1 million or more, *

- purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

- purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, *

- purchases made with dividends and distributions on Class A shares of another Eligible Fund,

- purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

- purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

- purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

- purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

- purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers),

- purchases through a broker-dealer operating in an omnibus environment with Lord Abbett that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, and that does not offer (directly or through affiliates) a mutual fund wrap account program, so long as the purchases are within 30 days of and with the proceeds from a redemption of a non-Lord Abbett-sponsored fund, or

- purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.


* THESE CATEGORIES MAY BE SUBJECT TO A CDSC. THESE CATEGORIES DO NOT APPLY TO GEORGIA, MICHIGAN, MINNESOTA AND WASHINGTON FUNDS UNTIL THE FUND'S RULE 12b-1 PLAN BECOMES EFFECTIVE, AT WHICH TIME THESE CATEGORIES WILL APPLY TO THE FUND.

DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

-  purchases of $1 million or more,

- purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

- purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

These concessions do not apply to Georgia, Michigan, Minnesota and Washington Funds until the Fund's Rule 12b-1 Plan becomes effective, at which time these concessions will apply to the Fund.

--------------------------------------------------------------------------------
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                FRONT-END
CLASS A INVESTMENTS             SALES CHARGE*                 DEALER'S CONCESSION
---------------------------------------------------------------------------------
First $5 million                  None                               1.00%
Next $5 million above that        None                               0.55%
Next $40 million above that       None                               0.50%
Over $50 million                  None                               0.25%

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of each Fund's Class B, C, and P shares will be included for purposes of calculating the breakpoints in the schedule above and the amount of the concessions payable with respect to Class A Shares investment. A Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, each Fund will waive any CDSC that might otherwise have applied to any such purchase.


     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

   2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

      CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

      The Class A share CDSC generally will not be assessed under the following circumstances:

      - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

      distribution under Retirement and Benefit Plans (documentation may be required)

      - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


      - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

      CLASS B SHARE CDSC (NATIONAL AND INSURED INTERMEDIATE FUNDS ONLY). The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON
WHICH THE PURCHASE ORDER                            CONTINGENT DEFERRED SALES CHARGE
WAS ACCEPTED                                        ON REDEMPTION (AS % OF AMOUNT
ON                            BEFORE                SUBJECT TO CHARGE)
                              1st                                5.0%
1st                           2nd                                4.0%
2nd                           3rd                                3.0%
3rd                           4th                                3.0%
4th                           5th                                2.0%
5th                           6th                                1.0%
on or after the 6th(2)                                           None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.


(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of the purchase of Class B shares.


        The Class B share CDSC generally will not be assessed under the following circumstances:


        - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)


        - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

        - death of the shareholder

        - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

        SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.


        CLASS C SHARE CDSC (NATIONAL, INSURED INTERMEDIATE, CALIFORNIA, NEW YORK AND FLORIDA FUNDS ONLY). The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


        CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that

[SIDENOTE]


ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such orders.


SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A(1)         CLASS B       CLASS C       CLASS P
Service                  .25%             .25%          .25%          .20%
Distribution             .10%(2)          .75%          .75%          .25%

(1) The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund's Class A shares reaching $100 million. As of the date hereof, the net assets of each Fund's Class A shares had not reached $100 million.

(2) Class A shares pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Purchases Without a Front-End Sales Charge."

   The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.


   ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett's own resources or from distribution fees received from a Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

   In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.


   SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

   Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

   SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT


   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including each Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.


   MINIMUM INITIAL INVESTMENT

   - Regular Account                                    $ 1,000
   - Individual Retirement Accounts and
     403(b) Plans under the Internal Revenue Code       $   250
   - Uniform Gift to Minor Account                      $   250
   - Invest-A-Matic                                     $   250

   No minimum investment is required for certain Retirement and Benefit Plans and for certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

   You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the Application and send it to the Fund you select at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

   NAME OF FUND

   P.O. Box 219336

   Kansas City, MO 64121


   PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application, with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.


   BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

   Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Funds with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

   BY BROKER. Call your investment professional for instructions on how to redeem your shares.

   BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

   BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

   Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

   If the signer has any legal capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

   A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

   - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),
   - a redemption check payable to anyone other than the shareholder(s) of record,
   - a redemption check to be mailed to an address other than the address of record,
   - a redemption check payable to a bank other than the bank we have on file, or
   - a redemption for $50,000 or more.


   REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from each Funds' portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.


[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe


[Date]


[SEAL]


- In the case of a corporation -

  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[SEAL]

DISTRIBUTIONS AND TAXES


   Each Fund expects to declare "exempt-interest dividends" from its net investment income daily and pay them monthly. Each Fund distributes any net capital gains annually as "capital gains distributions."


   Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

   Each Fund seeks to earn income and pay dividends exempt from federal income tax. It is anticipated that substantially all of each Fund's income will be exempt from federal income tax. However, each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax.

   Distributions of short-term capital gains and gains characterized as market discount are taxable to you as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned shares or whether distributions are reinvested or paid in cash.

   A portion of the dividends you receive may be subject to federal individual or corporate alternative minimum tax ("AMT"). Each Fund may invest up to 20% of its net assets in private activity bonds. The income from these bonds is an item of tax preference when determining your federal individual or corporate AMT.


   Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.


   Any sale, redemption or exchange of Fund shares may be taxable to you.


   If you buy shares when a Fund has realized but not yet distributed capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable distribution.


   Changes in federal or state law or adverse determinations by the Internal Revenue Service, as they relate to certain municipal bonds, may make income from such bonds taxable.

   Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

   SINGLE-STATE TAXABILITY OF DISTRIBUTIONS


   FOR ALL STATE FUNDS - With respect to each state Fund described below, generally exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other U.S. instrumentalities paid to shareholders who are residents of that state will be exempt from individual income tax in that state but will not be exempt from state and local taxes in other states. However, special rules, described below, may apply. Even if exempt from individual income tax, exempt-interest dividends may be subject to a state's franchise or other corporate or business taxes if received by a corporation subject to taxes in that state.


   Generally, distributions other than exempt-interest dividends, whether received in cash or additional shares, that are federally taxable as ordinary income or capital gains will be includible in income for both state individual and corporate tax purposes. Furthermore, a portion of the Fund's distributions, including exempt-interest dividends, may be subject to state individual or corporate AMT. The income from private activity bonds may be an item of tax preference for state individual or corporate AMT purposes.

   The following special rules generally apply only to shareholders who are residents of each respective state.

   CALIFORNIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from California individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the California franchise or corporate income tax.

   CONNECTICUT FUND - The Fund generally seeks to earn income and pay dividends that will be exempt from Connecticut individual income taxes. However, dividends on certain U.S. obligations may not be exempt from Connecticut individual income taxes. Distributions that qualify as capital gains distributions for federal income tax purposes are not subject to the Connecticut individual income tax to the extent they are derived from Connecticut obligations. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Connecticut Corporation Business Tax.

   FLORIDA FUND - Florida imposes no state individual income tax. Therefore, individuals derive no special Florida state income tax benefits by investing in the Fund. Exempt-interest dividends paid by the Fund to corporate shareholders are generally included in the income of corporate shareholders that are subject to Florida corporate income tax.


   Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, interests in mutual funds. However, the Fund expects that its shares will be exempt from the Florida intangible personal property tax.


   GEORGIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Georgia individual and corporate income taxes.

   HAWAII FUND - The Fund seeks to earn income and pay dividends that will be exempt from Hawaii individual and corporate income taxes.

   MICHIGAN FUND - The Fund seeks to earn income and pay dividends that will be exempt from Michigan individual and corporate income taxes.

   MINNESOTA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Minnesota individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the Minnesota franchise tax.

   MISSOURI FUND - The Fund seeks to earn income and pay dividends that will be exempt from Missouri individual and corporate income taxes.

   NEW JERSEY FUND - The Fund seeks to earn income and pay dividends that will be exempt from New Jersey individual income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders that are subject to the New Jersey gross income tax.

   NEW YORK FUND - The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, individual income taxes. All exempt-interest dividends from the Fund are included in the income of corporate shareholders that are subject to the New York State corporation franchise tax, as well as New York City general corporation tax.

   PENNSYLVANIA FUND - The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania individual and corporate income taxes. Capital gains distributions from the Fund will be considered ordinary income for Pennsylvania individual income tax purposes.

   Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Fund if, on the annual assessment date, the Fund holds certain assets other than exempt securities in which the Fund may engage. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.


   TEXAS FUND - Texas imposes no state individual income tax. Therefore, individuals derive no special Texas state income tax benefits by investing in the Fund. To the extent exempt-interest dividends are excludible from taxable income for federal corporate income tax purposes, they will not be subject to the Texas franchise tax.


   WASHINGTON FUND - Washington imposes no state individual or corporate income tax. Therefore, individual and corporate shareholders derive no special Washington state income benefits by investing in the Fund.


   NATIONAL AND INSURED INTERMEDIATE FUNDS

   Shareholders generally will not be able to exclude exempt-interest dividends paid by the National and Insured Intermediate Funds from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludible when determining your taxable income. In addition, the portion of the National and Insured Intermediate Funds' dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.


   The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state or local taxes and how these relate to your own tax situation.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing


INVEST-A-MATIC You can make fixed, periodic investments ($250 initial and (Dollar-cost $50 subsequent minimum) into your Fund account by means of
averaging)        automatic money transfers from your bank checking account.
                  See the Application for instructions.


DIV-MOVE You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC        You can make regular withdrawals from most Lord
WITHDRAWAL PLAN   Abbett-sponsored funds. Automatic cash withdrawals will be
("SWP")           paid to you from your account in fixed or variable amounts.
                  To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES    The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND       Redemption proceeds due to a SWP for Class B and Class C
CLASS C SHARES    shares will be redeemed in the order described under "CDSC"
                  under "Purchases."
--------------------------------------------------------------------------------

OTHER SERVICES

   TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

   EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

   REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

   ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


   HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Funds' prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.


   ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


   SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                          NATIONAL TAX-FREE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                          CLASS A SHARES
                                                ------------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003          2002          2001          2000        1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.73    $    11.33    $    10.76    $    10.79    $    11.98
INVESTMENT OPERATIONS
 Net investment income                                 .50(a)        .54(a)        .53(a)        .51(a)        .59
 Net realized and unrealized gain (loss)              (.22)          .40           .59           .01         (1.03)
TOTAL FROM INVESTMENT OPERATIONS                       .28           .94          1.12           .52          (.44)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (.51)         (.54)         (.55)         (.55)         (.56)
 Net realized gain                                      --            --            --            --          (.19)
TOTAL DISTRIBUTIONS                                   (.51)         (.54)         (.55)         (.55)         (.75)
NET ASSET VALUE, END OF YEAR                    $    11.50    $    11.73    $    11.33    $    10.76    $    10.79
TOTAL RETURN(b)                                       2.48%         8.57%        10.64%         5.02%        (3.85)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .98%         1.03%         1.01%          .98%          .95%
 Expenses, excluding expense reductions                .98%         1.04%         1.06%          .99%          .95%
 Net investment income                                4.33%         4.74%         4.78%         4.85%         5.10%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003          2002          2001          2000        1999
NET ASSETS, END OF YEAR (000)                   $  515,694    $  530,563    $  512,426    $  487,188    $  542,601
PORTFOLIO TURNOVER RATE                             209.07%        63.74%        77.46%       185.25%       254.13%

                                                                          CLASS B SHARES
                                                ------------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003          2002          2001          2000        1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.76    $    11.36    $    10.79    $    10.82    $    11.98
INVESTMENT OPERATIONS
 Net investment income                                 .42(a)        .47(a)        .46(a)        .44(a)        .51
 Net realized and unrealized gain (loss)              (.21)          .40           .60           .01          (.99)
TOTAL FROM INVESTMENT OPERATIONS                       .21           .87          1.06           .45          (.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (.44)         (.47)         (.49)         (.48)         (.49)
 Net realized gain                                      --            --            --            --          (.19)
TOTAL DISTRIBUTIONS                                   (.44)         (.47)         (.49)         (.48)         (.68)
NET ASSET VALUE, END OF YEAR                    $    11.53    $    11.76    $    11.36    $    10.79    $    10.82
TOTAL RETURN(b)                                       1.86%         7.88%         9.96%         4.32%        (4.30)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions               1.63%         1.65%         1.64%         1.63%         1.54%
 Expenses, excluding expense reductions               1.63%         1.66%         1.69%         1.63%         1.54%
 Net investment income                                3.68%         4.12%         4.15%         4.15%         4.41%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003          2002          2001          2000        1999
NET ASSETS, END OF YEAR (000)                   $   39,122    $   36,250    $   28,531    $   17,594    $   16,053
PORTFOLIO TURNOVER RATE                             209.07%        63.74%        77.46%       185.25%       254.13%

                                                          NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------


                                                                          CLASS C SHARES
                                                ------------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003          2002          2001          2000        1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.76    $    11.35    $    10.77    $    10.81    $    11.99
INVESTMENT OPERATIONS
 Net investment income                                 .42(a)        .47(a)        .46(a)        .45(a)        .50
 Net realized and unrealized gain (loss)              (.22)          .41           .60          (.01)        (1.01)
TOTAL FROM INVESTMENT OPERATIONS                       .20           .88          1.06           .44          (.51)
DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income                                (.44)         (.47)         (.48)         (.48)         (.48)
 Net realized gain                                      --            --            --            --          (.19)
TOTAL DISTRIBUTIONS                                   (.44)         (.47)         (.48)         (.48)         (.67)
NET ASSET VALUE, END OF YEAR                    $    11.52    $    11.76    $    11.35    $    10.77    $    10.81
TOTAL RETURN(b)                                       1.80%         7.95%        10.04%         4.23%        (4.45)%
RATIOS TO AVERAGE NET ASSETS

 Expenses, including expense reductions               1.63%         1.61%         1.68%         1.63%         1.63%
 Expenses, excluding expense reductions               1.63%         1.62%         1.73%         1.64%         1.63%
 Net investment income                                3.68%         4.16%         4.11%         4.19%         4.38%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003          2002          2001          2000        1999
NET ASSETS, END OF YEAR (000)                   $   49,474    $   44,727    $   37,803    $   34,999    $   38,409
PORTFOLIO TURNOVER RATE                             209.07%        63.74%        77.46%       185.25%       254.13%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        CALIFORNIA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


--------------------------------------------------------------------------------


                                                                          CLASS A SHARES
                                                ------------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003         2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.19    $    10.89    $    10.29    $    10.16    $    11.12
INVESTMENT OPERATIONS
 Net investment income                                 .46(a)        .52(a)        .51(a)        .53(a)        .54
 Net realized and unrealized gain (loss)              (.36)          .29           .61           .12          (.98)
TOTAL FROM INVESTMENT OPERATIONS                       .10           .81          1.12           .65          (.44)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.49)         (.51)         (.52)         (.52)         (.52)
NET ASSET VALUE, END OF YEAR                    $    10.80    $    11.19    $    10.89    $    10.29    $    10.16
TOTAL RETURN(b)                                        .94%         7.65%        11.09%         6.62%        (4.09)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .99%         1.03%         1.00%          .94%          .93%
 Expenses, excluding expense reductions                .99%         1.04%         1.04%          .94%          .93%
 Net investment income                                4.27%         4.82%         4.81%         5.30%         4.96%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003         2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $  178,156    $  192,181    $  192,624    $  186,041    $  207,113
PORTFOLIO TURNOVER RATE                              86.47%        45.31%        72.84%       100.22%       185.43%

                                                                          CLASS C SHARES
                                                ------------------------------------------------------------------
                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003         2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.20    $    10.91    $    10.30    $    10.16    $    11.12
INVESTMENT OPERATIONS
 Net investment income                                 .39(a)        .46(a)        .45(a)        .47(a)        .46
 Net realized and unrealized gain (loss)              (.37)          .27           .61           .12          (.98)
TOTAL FROM INVESTMENT OPERATIONS                       .02           .73          1.06           .59          (.52)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.42)         (.44)         (.45)         (.45)         (.44)
NET ASSET VALUE, END OF YEAR                    $    10.80    $    11.20    $    10.91    $    10.30    $    10.16
TOTAL RETURN(b)                                        .26%         6.94%        10.53%         6.02%        (4.77)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions               1.63%         1.61%         1.55%         1.55%         1.60%
 Expenses, excluding expense reductions               1.63%         1.62%         1.59%         1.55%         1.60%
 Net investment income                                3.63%         4.22%         4.26%         4.70%         4.28%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003         2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $   16,183    $   14,290    $   11,591    $   10,646    $   12,767
PORTFOLIO TURNOVER RATE                              86.47%        45.31%        72.84%       100.22%       185.43%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                       CONNECTICUT TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


--------------------------------------------------------------------------------


                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003         2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $    10.71    $    10.32    $     9.79    $     9.89    $    10.73
INVESTMENT OPERATIONS
 Net investment income                                 .46(a)        .50(a)        .49(a)        .49(a)        .54
 Net realized and unrealized gain (loss)              (.16)          .38           .53          (.08)         (.86)
TOTAL FROM INVESTMENT OPERATIONS                       .30           .88          1.02           .41          (.32)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.46)         (.49)         (.49)         (.51)         (.52)
NET ASSET VALUE, END OF YEAR                    $    10.55    $    10.71    $    10.32    $     9.79    $     9.89
TOTAL RETURN(b)                                       2.95%         8.79%        10.65%         4.32%        (3.04)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions               1.01%         1.03%         1.01%         1.02%          .95%
 Expenses, excluding expense reductions               1.01%         1.04%         1.03%         1.02%          .95%
 Net investment income                                4.33%         4.82%         4.85%         5.10%         5.12%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003         2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $   96,469    $  100,358    $  101,242    $   96,901    $  111,758
PORTFOLIO TURNOVER RATE                              41.50%        48.64%        21.52%        37.92%        53.76%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                            HAWAII TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                          YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                     2003         2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $     5.20    $     5.01    $     4.83    $     4.84    $     5.25
INVESTMENT OPERATIONS
 Net investment income                                 .21(a)        .23(a)        .22(a)        .24(a)        .26
 Net realized and unrealized gain (loss)              (.12)          .20           .20          (.01)         (.43)
TOTAL FROM INVESTMENT OPERATIONS                       .09           .43           .42           .23          (.17)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.21)         (.24)         (.24)         (.24)         (.24)
NET ASSET VALUE, END OF YEAR                    $     5.08    $     5.20    $     5.01    $     4.83    $     4.84
TOTAL RETURN(b)                                       1.86%         8.78%         8.88%         4.94%        (3.31)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .99%         1.05%         1.04%          .99%          .97%
 Expenses, excluding expense reductions               1.00%         1.06%         1.07%          .99%          .97%
 Net investment income                                4.20%         4.60%         4.49%         5.03%         5.03%

                                                                          YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                  2003         2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $   75,117    $   79,988    $   71,022    $   70,190    $   71,619
PORTFOLIO TURNOVER RATE                              27.90%        30.99%        32.38%        30.06%        27.63%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                         MINNESOTA TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                                YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                          2003           2002           2001           2000          1999
NET ASSET VALUE, BEGINNING OF YEAR                    $   5.18       $   5.00       $   4.76       $   4.78       $   5.18
INVESTMENT OPERATIONS
 Net investment income                                     .21(a)         .24(a)         .25(a)         .23(a)         .27
 Net realized and unrealized gain (loss)                  (.03)           .18            .24            .01           (.41)
TOTAL FROM INVESTMENT OPERATIONS                           .18            .42            .49            .24           (.14)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.22)          (.24)          (.25)          (.26)          (.26)
NET ASSET VALUE, END OF YEAR                          $   5.14       $   5.18       $   5.00       $   4.76       $   4.78
TOTAL RETURN(b)                                           3.57%          8.56%         10.57%          5.32%         (2.72)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions        .69%           .46%           .19%           .24%           .23%
 Expenses, excluding waivers and expense reductions        .72%           .75%           .82%           .74%           .73%
 Net investment income                                    4.03%          4.79%          5.16%          5.00%          5.43%

                                                                                YEAR ENDED 9/30
                                                      --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2003           2002           2001           2000          1999
NET ASSETS, END OF YEAR (000)                         $ 37,016       $ 27,568       $ 24,708       $ 20,864       $ 19,843
PORTFOLIO TURNOVER RATE                                  35.15%         22.33%         24.34%         50.37%         22.87%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                          MISSOURI TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------



                                                                                YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                         2003            2002          2001           2000          1999
NET ASSET VALUE, BEGINNING OF YEAR                    $   5.41       $   5.25       $   4.96       $   4.99       $   5.36
INVESTMENT OPERATIONS
 Net investment income                                     .22(a)         .23(a)         .25(a)         .24(a)         .25
 Net realized and unrealized gain (loss)                  (.05)           .16            .29           (.02)          (.37)
TOTAL FROM INVESTMENT OPERATIONS                           .17            .39            .54            .22           (.12)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                    (.22)          (.23)          (.25)          (.25)          (.25)
NET ASSET VALUE, END OF YEAR                          $   5.36       $   5.41       $   5.25       $   4.96       $   4.99
TOTAL RETURN(b)                                           3.18%          7.67%         11.11%          4.63%         (2.25)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions       1.00%          1.03%           .89%          1.02%           .99%
 Expenses, excluding waivers and expense reductions       1.01%          1.06%          1.08%          1.02%           .99%
 Net investment income                                    4.19%          4.44%          4.80%          4.98%          4.84%

                                                                                YEAR ENDED 9/30
                                                      --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2003           2002           2001           2000         1999
NET ASSETS, END OF YEAR (000)                         $ 153,488      $ 145,006      $ 130,122      $ 120,058     $ 125,775
PORTFOLIO TURNOVER RATE                                   48.47%         80.04%         43.75%         43.30%        78.85%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        NEW JERSEY TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                               YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                         2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                    $   5.37       $   5.21       $   4.96       $   4.97       $   5.54
INVESTMENT OPERATIONS
 Net investment income                                     .24(a)         .25(a)         .25(a)         .25(a)         .27
 Net realized and unrealized gain (loss)                  (.17)           .15            .26          --(c)           (.47)
TOTAL FROM INVESTMENT OPERATIONS                           .07            .40            .51            .25           (.20)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                    (.24)          (.24)          (.26)          (.26)          (.26)
 Net realized gain                                          --             --             --             --           (.11)
TOTAL DISTRIBUTIONS                                       (.24)          (.24)          (.26)          (.26)          (.37)
NET ASSET VALUE, END OF YEAR                          $   5.20       $   5.37       $   5.21       $   4.96       $   4.97
TOTAL RETURN(b)                                           1.31%          7.96%         10.41%          5.31%         (3.73)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions       1.00%          1.03%           .90%           .97%           .93%
 Expenses, excluding waivers and expense reductions       1.00%          1.05%          1.06%           .98%           .93%
 Net investment income                                    4.49%          4.77%          4.93%          5.03%          5.11%

                                                                               YEAR ENDED 9/30
                                                      --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002            2001          2000          1999
NET ASSETS, END OF YEAR (000)                         $ 153,797      $ 164,733      $ 160,171      $ 151,048     $ 163,237
PORTFOLIO TURNOVER RATE                                   70.02%         97.76%        101.02%        125.73%       185.16%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount is less than $0.01.

                                                          NEW YORK TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                          CLASS A SHARES
                                                ------------------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2003          2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.66    $    11.16    $    10.53    $    10.51    $    11.43
INVESTMENT OPERATIONS
 Net investment income                                 .52(a)        .54(a)        .53(a)        .55(a)        .58
 Net realized and unrealized gain (loss)              (.24)          .49           .64           .02          (.94)
TOTAL FROM INVESTMENT OPERATIONS                       .28          1.03          1.17           .57          (.36)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.52)         (.53)         (.54)         (.55)         (.56)
NET ASSET VALUE, END OF YEAR                    $    11.42    $    11.66    $    11.16    $    10.53    $    10.51
TOTAL RETURN(b)                                       2.55%         9.50%        11.35%         5.65%        (3.23)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .96%         1.03%         1.01%          .96%          .93%
 Expenses, excluding expense reductions                .96%         1.04%         1.04%          .97%          .93%
 Net investment income                                4.54%         4.80%         4.80%         5.28%         5.21%

                                                                         YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2003          2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $  247,153    $  252,831    $  242,367    $  228,362    $  248,456
PORTFOLIO TURNOVER RATE                              47.94%        51.72%        70.03%        76.33%        52.67%

                                                                          CLASS C SHARES
                                                ------------------------------------------------------------------
                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2003          2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $    11.67    $    11.17    $    10.54    $    10.51    $    11.42
INVESTMENT OPERATIONS
 Net investment income                                 .44(a)        .48(a)        .46(a)        .49(a)        .50
 Net realized and unrealized gain (loss)              (.23)          .49           .65           .02          (.93)
TOTAL FROM INVESTMENT OPERATIONS                       .21           .97          1.11           .51          (.43)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.46)         (.47)         (.48)         (.48)         (.48)
NET ASSET VALUE, END OF YEAR                    $    11.42    $    11.67    $    11.17    $    10.54    $    10.51
TOTAL RETURN(b)                                       1.88%         8.90%        10.74%         5.07%        (3.93)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions               1.63%         1.51%         1.62%         1.55%         1.62%
 Expenses, excluding expense reductions               1.63%         1.52%         1.65%         1.56%         1.62%
 Net investment income                                3.87%         4.32%         4.19%         4.72%         4.49%

                                                                         YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2003          2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $   12,379    $    8,798    $    6,662    $    5,278    $    6,577
PORTFOLIO TURNOVER RATE                              47.94%        51.72%        70.03%        76.33%        52.67%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                             TEXAS TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                                YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                         2003           2002           2001           2000           1999
NET ASSET VALUE, BEGINNING OF YEAR                    $  10.47       $   9.99       $   9.43       $   9.55       $  10.69
INVESTMENT OPERATIONS
 Net investment income                                     .46(a)         .45(a)         .46(a)         .51(a)         .52
 Net realized and unrealized gain (loss)                  (.13)           .48            .57           (.13)         (1.03)
TOTAL FROM INVESTMENT OPERATIONS                           .33            .93           1.03            .38           (.51)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                    (.44)          (.45)          (.47)          (.50)          (.52)
 Net realized gain                                          --             --             --             --           (.11)
TOTAL DISTRIBUTIONS                                       (.44)          (.45)          (.47)          (.50)          (.63)
NET ASSET VALUE, END OF YEAR                          $  10.36       $  10.47       $   9.99       $   9.43       $   9.55
TOTAL RETURN(b)                                           3.32%          9.55%         11.30%          4.14%         (4.96)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions       1.02%          1.00%           .64%           .99%           .94%
 Expenses, excluding waivers and expense reductions       1.02%          1.05%          1.09%          1.01%           .94%
 Net investment income                                    4.44%          4.49%          4.70%          5.47%          5.12%

                                                                                YEAR ENDED 9/30
                                                      --------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002           2001           2000           1999
NET ASSETS, END OF YEAR (000)                         $ 79,185       $ 81,369       $ 77,860       $ 74,405       $ 84,491
PORTFOLIO TURNOVER RATE                                  58.09%         89.30%        108.27%        163.39%        168.04%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                        WASHINGTON TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                         YEAR ENDED 9/30
PER SHARE OPERATING PERFORMANCE                    2003          2002          2001          2000          1999
NET ASSET VALUE, BEGINNING OF YEAR              $     5.32    $     5.15    $     4.89    $     4.91    $     5.38
INVESTMENT OPERATIONS
 Net investment income                                 .24(a)        .26(a)        .26(a)        .27(a)        .28
 Net realized and unrealized gain (loss)              (.10)          .17           .26          (.04)         (.50)
TOTAL FROM INVESTMENT OPERATIONS                       .14           .43           .52           .23          (.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                (.25)         (.26)         (.26)         (.25)         (.25)
NET ASSET VALUE, END OF YEAR                    $     5.21    $     5.32    $     5.15    $     4.89    $     4.91
TOTAL RETURN(b)                                       2.75%         8.71%        10.92%         4.90%        (4.17)%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                .68%          .71%          .70%          .71%          .66%
 Expenses, excluding expense reductions                .68%          .72%          .73%          .71%          .66%
 Net investment income                                4.68%         5.14%         5.22%         5.58%         5.42%

                                                                         YEAR ENDED 9/30
                                                ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                 2003          2002          2001          2000          1999
NET ASSETS, END OF YEAR (000)                   $   50,497    $   49,049    $   45,883    $   44,512    $   51,849
PORTFOLIO TURNOVER RATE                              58.05%        40.20%        52.09%       152.63%       180.42%



(a) Calculated using average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                              INSURED INTERMEDIATE TAX-FREE FUND

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                             CLASS A SHARES
                                                                             --------------
                                                                              6/23/2003(a)
                                                                                  TO
                                                                              9/30/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                          $   10.00
 Unrealized depreciation on investments                                            (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE                                         $    9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                                           .06
 Net realized and unrealized loss                                                  (.05)
TOTAL FROM INVESTMENT OPERATIONS                                                    .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                             (.06)
NET ASSET VALUE, END OF PERIOD                                                $    9.94
TOTAL RETURN(c)                                                                     .16%(d)(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions                                 .07%(d)(+)
 Expenses, excluding waivers and expense reductions                                2.47%(d)(+)
 Net investment income                                                              .66%(d)(+)

                                                                              6/23/2003(a)
                                                                                  TO
                                                                               9/30/2003
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                               $   3,673
PORTFOLIO TURNOVER RATE                                                          107.99%

                                                                             CLASS B SHARES
                                                                             --------------
                                                                              6/23/2003(a)
                                                                                  TO
                                                                               9/30/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                          $   10.00
 Unrealized depreciation on investments                                            (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE                                         $    9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                                           .05
 Net realized and unrealized loss                                                  (.05)
TOTAL FROM INVESTMENT OPERATIONS                                                     --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                             (.05)
NET ASSET VALUE, END OF PERIOD                                                $    9.93
TOTAL RETURN(c)                                                                     .04%(d)(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions                                 .27%(d)(+)
 Expenses, excluding waivers and expense reductions                                2.64%(d)(+)
 Net investment income                                                              .46%(d)(+)

                                                                             6/23/2003(a)
                                                                                 TO
                                                                              9/30/2003
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                               $     312
PORTFOLIO TURNOVER RATE                                                          107.99%

                                              INSURED INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------


                                                                             CLASS C SHARES
                                                                             --------------
                                                                              6/23/2003(a)
                                                                                  TO
                                                                               9/30/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                          $   10.00
 Unrealized depreciation on investments                                            (.02)
NET ASSET VALUE ON SEC EFFECTIVE DATE                                         $    9.98
INVESTMENT OPERATIONS
 Net investment income(b)                                                           .05
 Net realized and unrealized loss                                                  (.05)
TOTAL FROM INVESTMENT OPERATIONS                                                     --
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                             (.05)
NET ASSET VALUE, END OF PERIOD                                                $    9.93
TOTAL RETURN(c)                                                                    (.04)%(d)(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions                                 .27%(d)(+)
 Expenses, excluding waivers and expense reductions                                2.64%(d)(+)
 Net investment income                                                              .46%(d)(+)

                                                                             6/23/2003(a)
                                                                                 TO
                                                                             9/30/2003
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                               $     313
PORTFOLIO TURNOVER RATE                                                          107.99%

                                                                            CLASS P SHARES
                                                                            --------------
                                                                             6/23/2003(a)
                                                                                 TO
                                                                             9/30/2003
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                          $   10.00
 Unrealized depreciation on investments                                            (.01)
NET ASSET VALUE ON SEC EFFECTIVE DATE                                         $    9.99
INVESTMENT OPERATIONS
 Net investment income(b)                                                           .06
 Net realized and unrealized loss                                                  (.05)
TOTAL FROM INVESTMENT OPERATIONS                                                    .01
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                                             (.06)
NET ASSET VALUE, END OF PERIOD                                                $    9.94
TOTAL RETURN(c)                                                                     .11%(d)(e)
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions                                 .12%(d)(+)
 Expenses, excluding waivers and expense reductions                                2.49%(d)(+)
 Net investment income                                                              .61%(d)(+)

                                                                             6/23/2003(a)
                                                                                  TO
                                                                              9/30/2003
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (000)                                               $      10
PORTFOLIO TURNOVER RATE                                                          107.99%




(+) The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period June 30, 2003 (SEC effective date) to September 30, 2003.

                                                          FLORIDA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                                                   (CLASS A SHARES)
                                                     ----------------------------------------------------------------------------
                                                             YEAR ENDED 9/30                  11/1/1999          YEAR ENDED 10/31
                                                     -----------------------------------         TO           -------------------
PER SHARE OPERATING PERFORMANCE                        2003          2002          2001       9/30/2000*        1999       1998
Net asset value, beginning of period                 $  4.97       $  4.82       $  4.57       $  4.52        $  4.98     $  4.87
INVESTMENT OPERATIONS
 Net investment income                                   .21(a)        .23(a)        .23(a)        .23(a)         .23         .24
 Net realized and unrealized gain (loss)                (.09)          .15           .25           .03           (.46)        .11
TOTAL FROM INVESTMENT OPERATIONS                         .12           .38           .48           .26           (.23)        .35
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.21)         (.23)         (.23)         (.21)          (.23)       (.24)
NET ASSET VALUE, END OF PERIOD                       $  4.88       $  4.97       $  4.82       $  4.57        $  4.52     $  4.98
TOTAL RETURN(b)                                         2.62%         8.10%        10.68%         5.86%(c)      (4.74)%      7.30%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                 1.04%         1.07%          .99%          .89%(c)        .97%        .89%
 Expenses, excluding expense reductions                 1.04%         1.08%         1.05%          .89%(c)        .97%        .89%
 Net investment income                                  4.33%         4.74%         4.77%         5.00%(c)       4.73%       4.79%


                                                             YEAR ENDED 9/30                  11/1/1999          YEAR ENDED 10/31
                                                     -----------------------------------         TO           -------------------
SUPPLEMENTAL DATA:                                     2003          2002          2001       9/30/2000*        1999       1998
NET ASSETS, END OF PERIOD (000)                      $78,278       $84,325       $83,798       $94,817        $100,924    $127,292
PORTFOLIO TURNOVER RATE                                86.95%        82.90%        84.37%       169.02%        191.12%     140.61%

                                                                                   (CLASS C SHARES)
                                                     ----------------------------------------------------------------------------
                                                             YEAR ENDED 9/30                  11/1/1999          YEAR ENDED 10/31
                                                     -----------------------------------         TO           -------------------
PER SHARE OPERATING PERFORMANCE                        2003          2002          2001       9/30/2000*        1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD                 $  4.98       $  4.83       $  4.58       $  4.52        $  4.98     $  4.87
INVESTMENT OPERATIONS
 Net investment income                                   .18(a)        .20(a)        .20(a)        .20(a)         .20         .20
 Net realized and unrealized gain (loss)                (.09)          .14           .25           .04           (.46)        .11
TOTAL FROM INVESTMENT OPERATIONS                         .09           .34           .45           .24           (.26)        .31
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                  (.18)         (.19)         (.20)         (.18)          (.20)       (.20)
NET ASSET VALUE, END OF PERIOD                       $  4.89       $  4.98       $  4.83       $  4.58        $  4.52     $  4.98
TOTAL RETURN(b)                                         1.97%         7.32%         9.99%         5.44%(c)      (5.43)%      6.52%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                 1.71%         1.73%         1.64%         1.42%(c)       1.62%       1.58%
 Expenses, excluding expense reductions                 1.71%         1.74%         1.70%         1.43%(c)       1.62%       1.58%
 Net investment income                                  3.66%         4.08%         4.13%         4.52%(c)       4.07%       4.09%

                                                             YEAR ENDED 9/30                  11/1/1999          YEAR ENDED 10/31
                                                     -----------------------------------         TO           -------------------
SUPPLEMENTAL DATA:                                     2003          2002          2001       9/30/2000*        1999       1998
NET ASSETS, END OF PERIOD (000)                      $ 6,514       $ 5,927       $ 5,230       $ 4,706        $ 6,046     $ 7,275
PORTFOLIO TURNOVER RATE                                86.95%        82.90%        84.37%       169.02%        191.12%     140.61%



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
*   The Trust changed its fiscal year-end.

                                                          GEORGIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                              YEAR ENDED 9/30            11/1/1999        YEAR ENDED 10/31
                                                      --------------------------------      TO         --------------------
PER SHARE OPERATING PERFORMANCE                         2003        2002        2001     9/30/2000*      1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD                  $   5.70    $   5.44    $   5.07    $   4.91     $   5.43    $   5.31
INVESTMENT OPERATIONS
 Net investment income                                     .24(a)      .23(a)      .26(a)      .21(a)       .28         .27
 Net realized and unrealized gain (loss)                  (.06)        .26         .37         .19         (.50)        .19
TOTAL FROM INVESTMENT OPERATIONS                           .18         .49         .63         .40         (.22)        .46
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                    (.23)       (.23)       (.26)       (.24)        (.26)       (.27)
 Net realized gain                                        (.02)         --          --          --         (.04)       (.07)
TOTAL DISTRIBUTIONS                                       (.25)       (.23)       (.26)       (.24)        (.30)       (.34)
NET ASSET VALUE, END OF PERIOD                        $   5.63    $   5.70    $   5.44    $   5.07     $   4.91    $   5.43
TOTAL RETURN(b)                                           3.21%       9.27%      12.69%       8.59%(c)     4.36%       9.00%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waivers and expense reductions        .68%        .69%        .31%        .17%(c)      .18%        .24%
 Expenses, excluding waivers and expense reductions        .69%        .72%        .78%        .63%(c)      .68%        .74%
 Net investment income                                    4.26%       4.24%       4.81%       4.30%(c)     5.32%       5.07%

                                                              YEAR ENDED 9/30            11/1/1999        YEAR ENDED 10/31
                                                      --------------------------------      TO         --------------------
SUPPLEMENTAL DATA:                                     2003         2002         2001    9/30/2000*      1999         1998
NET ASSETS, END OF PERIOD (000)                       $ 85,441    $ 69,836    $ 46,235    $ 29,245     $ 27,432    $ 19,764
PORTFOLIO TURNOVER RATE                                  34.13%      48.66%      43.50%     122.44%      115.87%     126.52%



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
*   The Trust changed its fiscal year-end.

                                                         MICHIGAN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                              YEAR ENDED 9/30            11/1/1999        YEAR ENDED 10/31
                                                      --------------------------------      TO         --------------------
PER SHARE OPERATING PERFORMANCE                        2003         2002         2001    9/30/2000*      1999         1998
NET ASSET VALUE, BEGINNING OF PERIOD                  $   5.43    $   5.20    $   4.87    $   4.75    $   5.18    $   5.06
INVESTMENT OPERATIONS
  Net investment income                                    .23(a)      .25(a)      .25(a)      .21(a)      .26         .26
  Net realized and unrealized gain (loss)                 (.07)        .23         .33         .14        (.44)        .12
TOTAL FROM INVESTMENT OPERATIONS                           .16         .48         .58         .35        (.18)        .38
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                   (.23)       (.25)       (.25)       (.23)       (.25)       (.26)
NET ASSET VALUE, END OF PERIOD                        $   5.36    $   5.43    $   5.20    $   4.87    $   4.75    $   5.18
TOTAL RETURN(b)                                           3.16%       9.57%      12.21%       7.57%(c)   (3.55)%      7.59%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                   .71%        .73%        .69%        .67%(c)     .69%        .69%
  Expenses, excluding expense reductions                   .73%        .75%        .74%        .67%(c)     .69%        .69%
  Net investment income                                   4.28%       4.77%       4.91%       4.37%(c)    5.21%       4.98%
                                                              YEAR ENDED 9/30            11/1/1999        YEAR ENDED 10/31
                                                      --------------------------------      TO         --------------------
SUPPLEMENTAL DATA:                                     2003         2002         2001    9/30/2000*      1999         1998
NET ASSETS, END OF PERIOD (000)                       $ 68,290    $ 58,632    $ 49,330    $ 45,666    $ 49,356    $ 53,139
PORTFOLIO TURNOVER RATE                                  59.46%      48.09%     100.27%     111.48%     186.97%      82.33%



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
*   The Trust changed its fiscal year-end.

                                                     PENNSYLVANIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


   This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------


                                                              YEAR ENDED 9/30              11/1/1999       YEAR ENDED 10/31
                                                     --------------------------------         TO          -----------------
PER SHARE OPERATING PERFORMANCE                       2003         2002        2001        9/30/2000*      1999       1998
NET ASSET VALUE, BEGINNING OF PERIOD                 $ 5.37       $ 5.18      $  4.90       $ 4.81        $ 5.28     $ 5.14
INVESTMENT OPERATIONS
  Net investment income                                 .23(a)       .24(a)       .25(a)       .22(a)        .26        .27
  Net realized and unrealized gain (loss)              (.10)         .19          .28          .10          (.47)       .14
TOTAL FROM INVESTMENT OPERATIONS                        .13          .43          .53          .32          (.21)       .41
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                (.23)        (.24)        (.25)        (.23)         (.26)      (.27)
Net asset value, end of period                       $ 5.27       $ 5.37      $  5.18       $ 4.90        $ 4.81     $ 5.28
TOTAL RETURN(b)                                        2.52%        8.57%       11.06%        6.83%(c)     (4.13)%     8.12%
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waivers and expense reductions    .94%        1.08%         .90%         .88%(c)       .96%       .72%
  Expenses, excluding waivers and expense reductions    .95%        1.10%        1.06%         .88%(c)       .96%       .72%
Net investment income                                  4.37%        4.66%        4.88%        4.54%(c)      5.02%      5.05%

                                                        YEAR ENDED 9/30                    11/1/1999          YEAR ENDED 10/31
                                                     ----------------------------------       TO          --------------------
SUPPLEMENTAL DATA:                                     2003         2002         2001      9/30/2000*       1999       1998
NET ASSETS, END OF PERIOD (000)                      $ 99,280     $ 101,502    $ 94,550     $ 91,750      $ 93,835   $ 102,907
PORTFOLIO TURNOVER RATE                                 29.76%        60.87%      65.63%       61.00%        40.76%      65.20%



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
*   The Trust changed its fiscal year-end.

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder                   ADDITIONAL INFORMATION
account inquiries call the
Funds at: 800-821-5129. For        More information on each Fund is available
literature requests call the       free upon request, including the following:
Funds at: 888-522-2388.

BY MAIL. Write to the Funds at:    ANNUAL/SEMI-ANNUAL REPORT
The Lord Abbett Family of Funds    The Funds' Annual and Semi-Annual Reports
90 Hudson Street                   contain more information about each Fund's
Jersey City, NJ 07302-3973         investments and performance. The Annual
                                   Report also includes details about the market
VIA THE INTERNET.                  conditions and investment strategies that had
LORD, ABBETT & CO. LLC             a significant effect on each Fund's
www.LordAbbett.com                 performance during the last fiscal year.

Text only versions of Fund         STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online     Provides more details about the Funds and
or downloaded from the SEC:        their policies. A current SAI is on file with
www.sec.gov.                       the Securities and Exchange Commission
                                   ("SEC") and is incorporated by reference
You can also obtain copies by      (legally considered part of this prospectus).
visiting the SEC's Public
Reference Room in Washington,       Lord Abbett Tax-Free Income Fund, Inc.
DC (phone 202-942-8090) or by        Lord Abbett National Tax-Free Income Fund
sending your request and a           Lord Abbett California Tax-Free Income Fund
duplicating fee to the SEC's         Lord Abbett Connecticut Tax-Free Income
Public Reference Section,             Fund
Washington, DC 20549-0102 or         Lord Abbett Hawaii Tax-Free Income Fund
by sending your request              Lord Abbett Minnesota Tax-Free Income Fund
electronically to                    Lord Abbett Missouri Tax-Free Income Fund
publicinfo@sec.gov.                  Lord Abbett New Jersey Tax-Free Income Fund
                                     Lord Abbett New York Tax-Free Income Fund
                                     Lord Abbett Texas Tax-Free Income Fund
                                     Lord Abbett Washington Tax-Free Income Fund

[LORD ABBETT(R) LOGO]               Lord Abbett Tax-Free Income Trust

                                     Lord Abbett Insured Intermediate Tax-Free
                                       Fund

Lord Abbett Mutual Fund shares       Florida Series
   are distributed by:               Georgia Series
LORD ABBETT DISTRIBUTOR LLC          Michigan Series
90 Hudson Street - Jersey City,      Pennsylvania Series
    New Jersey 07302-3973

                                                                         LATFI-1

                                                                         (2/04)

                                   SEC FILE NUMBERS: 811-3942, 811-6418

--------------------------------------------------------------------------------

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                             FEBRUARY 1, 2004


                                   LORD ABBETT
                           TAX-FREE INCOME FUND, INC.
                              TAX-FREE INCOME TRUST


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Tax-Free Income Fund, Inc. (the "Income Fund") and the Lord Abbett Tax-Free Income Trust (the "Income Trust") dated February 1, 2004. Each Series of the Income Fund and Income Trust is referred to as a "Fund" or, collectively, the "Funds".

Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Report to Shareholders contains additional performance information and is available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

                                TABLE OF CONTENTS



                                                                                PAGE
         1.       Fund History                                                  2
         2.       Investment Policies                                           2
         3.       Management of the Funds                                       7
         4.       Control Persons and Principal Holders of Securities           14
         5.       Investment Advisory and Other Services                        15
         6.       Brokerage Allocations and Other Practices                     18
         7.       Classes of Shares                                             19
         8.       Purchases, Redemptions, and Pricing                           25
         9.       Taxation of the Funds                                         28
         10.      Underwriter                                                   31
         11.      Performance                                                   32
         12.      Financial Statements                                          37
                  Appendix A - Bond Ratings                                     38
                  Appendix B - State Risk Factors                               39
                  Appendix C - Proxy Voting Policies and Procedures             47

                                       1.
                                  FUND HISTORY

Lord Abbett Tax-Free Income Fund, Inc. was organized as a Maryland Corporation on December 27, 1983. The Income Fund consists of the following ten series and classes: National Tax-Free Income Fund ("National Fund"), Class A, B, C and P shares; California Tax-Free Income Fund ("California Fund") and New York Tax-Free Income Fund ("New York Fund"), Class A, C, and P shares; Connecticut Tax-Free Income Fund ("Connecticut Fund"), Hawaii Tax-Free Income Fund ("Hawaii Fund"), Minnesota Tax-Free Income Fund ("Minnesota Fund"), Missouri Tax-Free Income Fund ("Missouri Fund"), New Jersey Tax-Free Income Fund ("New Jersey Fund"), Texas Tax-Free Income Fund ("Texas Fund") and Washington Tax-Free Income Fund ("Washington Fund"), Class A and P shares.


Lord Abbett Tax-Free Income Trust was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Income Trust consists of the following five series and classes:
Lord Abbett Insured Intermediate Tax-Free Fund ("Insured Fund"), Class A, B, C, and P shares; Florida Series ("Florida Fund") Class A, C, and P shares; Georgia Series ("Georgia Fund"), Michigan Series ("Michigan Fund") and Pennsylvania Series ("Pennsylvania Fund"), Class A and P shares.

Each Fund of the Income Fund and the Income Trust is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National and Insured Funds, which are diversified open-end management investment companies. Class P shares are neither offered to the general public nor available in all states.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, that cannot be changed without approval of a majority of the Fund's outstanding shares.

Each Fund may not:

     (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.


Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors/Trustees (the "Boards") without shareholder approval.


Each Fund may not:


     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") determined by Lord Abbett to be liquid, subject to the oversight of the Boards.

     (3) invest in securities of other investment companies, except as permitted by applicable law;

     (4) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and SAI, as they may be amended from time to time or;

     (7) buy from or sell to any of the Income Fund's or Income Trust's officers, directors, trustees, employees, or each Fund's investment adviser or any of the investment adviser's officers, partners or employees, any securities other than shares of the Fund.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

PORTFOLIO TURNOVER RATE. For the year ended September 30, 2003, the portfolio turnover rates were as follows: National Fund, 209.07; California Fund, 86.47%; Connecticut Fund, 41.50%; Hawaii Fund, 27.90%; Minnesota Fund, 35.15%; Missouri Fund, 48.47%; New Jersey Fund, 70.02%; New York Fund, 47.94%; Texas Fund, 58.09%; Washington Fund, 58.05%; Insured Fund, 107.99%; Florida Fund, 86.95%; Georgia Fund, 34.13%; Michigan Fund, 59.46%; and Pennsylvania Fund, 29.76%, respectively.

For the year ended September 30, 2002, the portfolio turnover rates were as follows: National Fund, 63.74%; California Fund, 45.31%; Connecticut Fund, 48.64%; Hawaii Fund, 30.99%; Minnesota Fund, 22.33%; Missouri Fund, 80.04%; New Jersey Fund, 97.76%; New York Fund, 51.72%; Texas Fund, 89.30%; Washington Fund, 40.20%; Florida Fund, 82.90%; Georgia Fund, 48.66%; Michigan Fund, 48.09%; and Pennsylvania Fund, 60.87%, respectively.



ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds. While some of these techniques involve risk when used independently, the Funds intend to use them to reduce risk and volatility in their portfolios.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.


The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts, or options on currencies traded on a CFTC regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.


Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Funds may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Funds had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Funds intend to hedge is impossible to achieve, a hedge may not work as intended, and the Funds may thus be exposed to additional risk of loss.

     - While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     - The loss that the Funds may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Funds.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -   Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.


     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Boards, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.


144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Funds indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.


MUNICIPAL BONDS. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds, are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.


The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.


TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, each Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in TAXABLE securities will be limited to 20% of a Fund's assets. Temporary defensive securities include:

     - Short-Term Tax-Exempt Securities. The tax-exempt securities in which each Fund invests are municipal bonds, the interest on which is exempt from federal income tax and may be exempt from its state's and, in the case of the New York Fund, New York City personal income tax.

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

WHEN-ISSUED MUNICIPAL BONDS. Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by a Fund are each fixed on the purchase date. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

                                       3.
                             MANAGEMENT OF THE FUNDS

The Boards are responsible for the management of the business and affairs of the Income Fund and Income Trust in accordance with the laws of the State of Maryland and Delaware, respectively. Each Board appoints officers who are responsible for the day-to-day operations of the Income Fund and Income Trust and who execute policies authorized by the Boards. As discussed fully below, each Board also approves an investment adviser to the Income Fund and Income Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director/Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord Abbett & Co., LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.


INTERESTED DIRECTOR/TRUSTEE


The following Director/Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.


                                   CURRENT POSITION
                                   LENGTH OF SERVICE
NAME, ADDRESS AND                  WITH INCOME FUND      PRINCIPAL OCCUPATION
DATE OF BIRTH                      AND INCOME TRUST      DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                  -----------------     ----------------------                -------------------
ROBERT S. DOW                      Director since        Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC             1989; Trustee since   Investment Officer of Lord Abbett
90 Hudson Street                   1991; and Chairman    since 1996.
Jersey City, NJ                    since 1996.
Date of Birth: 3/8/1945

INDEPENDENT DIRECTOR/TRUSTEE


The following independent or outside Directors/Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.



                                   CURRENT POSITION
                                   LENGTH OF SERVICE
NAME, ADDRESS AND                  WITH INCOME FUND      PRINCIPAL OCCUPATION
DATE OF BIRTH                      AND INCOME TRUST      DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                  -----------------     ----------------------                -------------------
E. THAYER BIGELOW                  Director/Trustee      Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                 since 1994            Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave.,                                         Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
Suite 3810                                               2000); Acting Chief Executive         Crane Co. and Huttig
New York, NY                                             Officer of Courtroom Television       Building Products Inc.
Date of Birth: 10/22/1941                                Network  (1997 - 1998); President
                                                         and Chief Executive Officer of Time
                                                         Warner Cable Programming, Inc.
                                                         (1991 - 1997).

                                   CURRENT POSITION
                                   LENGTH OF SERVICE
NAME, ADDRESS AND                  WITH INCOME FUND      PRINCIPAL OCCUPATION
DATE OF BIRTH                      AND INCOME TRUST      DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                  -----------------     ----------------------                -------------------
ROBERT B. CALHOUN, JR.             Director/Trustee      Managing Director of Monitor          Currently serves as
Monitor Clipper Partners           since 1998            Clipper Partners (since 1997) and     director of Avondale,
650 Madison Ave.,                                        President of Clipper Asset            Inc. and Interstate
9th Fl.                                                  Management Corp. (since 1991), both   Bakeries Corp.
New York, NY                                             private equity investment funds.
Date of Birth:  10/25/1942

JULIE A. HILL                      Director/Trustee      Owner and CEO of the Hill Companies   Currently serves as
20 Via Diamante                    Elected February      (1997 - present)                      director of Wellpoint
Newport Coast, CA 92657            2004                                                        Health Networks, Inc.


FRANKLIN W. HOBBS                  Director/Trustee      Senior Advisor (since April 2003)     Currently serves as
Houlihan Lokey Howard & Zukin      since 2000            and Former Chief Executive Officer    director of Adolph Coors
685 Third Ave.                                           of Houlihan Lokey Howard & Zukin,     Company.
New York, NY                                             an investment bank (January 2002 to
Date of Birth: 7/30/1947                                 April 2003); Chairman of Warburg
                                                         Dillon Read (1999 - 2001); Global
                                                         Head of Corporate Finance of SBC
                                                         Warburg Dillon Read (1997 - 1999);
                                                         Chief Executive Officer of Dillon,
                                                         Read & Co. (1994 - 1997).

C. ALAN MACDONALD                  Director since 1988   Retired - General Business and        Currently serves as
415 Round Hill Road                /Trustee since 1991   Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                      and Lead              formerly President and CEO of         Water Company, Lincoln
Date of Birth: 5/19/1933           Independent Director  Nestle Foods.                         Snacks, H.J. Baker,
                                                                                               J Seix Fund, Inc.*

THOMAS J. NEFF                     Director since 1988   Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                     and Trustee since     executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                    1991                  (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                             Stuart (1979-1996).
Date of Birth: 10/2/1937


----------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Income Fund and Income Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

OFFICERS


None of the officers listed below have received compensation from the Income Fund or Income Trust. All the officers of the Income Fund and Income Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.



                                   CURRENT POSITION
NAME AND                           WITH INCOME FUND     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    AND INCOME TRUST     OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    -----------------    --------------------      -----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

RICHARD D. SMOLA                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(10/27/1956)                       President                                      Abbett in 1991.

TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                        Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell


JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

LINA BRANDOW                       Vice President       Elected in 2002           Municipal Research Analyst, joined Lord
(8/18/1959)                                                                       Abbett in 1998, formerly Senior Vice
                                                                                  President and Municipal Analyst at Lehman
                                                                                  Brothers.

DANIEL E. CARPER                   Vice President       Elected in 1998 (Income   Partner, joined Lord Abbett in 1979.
(1/22/1952)                                             Fund);
                                                        Elected in 1991 (Income
                                                        Trust)

PHILIP P. FANG                     Vice President       Elected in 1994           Investment Manager, joined Lord Abbett in
(6/19/1965)                                                                       1991.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord Abbett
(11/12/1957)                       Assistant Secretary                            in 1999, formerly Assistant General Counsel of
                                                                                  Prudential Investments from 1998 to 1999, prior
                                                                                  thereto Counsel of Drinker, Biddle & Reath LLP,
                                                                                  a law firm.

PETER SCOTT SMITH                  Vice President       Elected in 2000           Investment Manager, joined Lord Abbett in
(9/15/1966)                                                                       1992.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President, Lazard
                                                                                  Asset Management from 2000 to 2003, prior
                                                                                  thereto Manager of Deloitte & Touche LLP.


COMMITTEES

The standing committees of the Board of Directors/Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Directors/Trustees who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Ms. Hill. The Audit Committee provides assistance to the Board of Directors/Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent auditors and considering violations of the Funds' Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors/Trustees who are not "interested persons" of the Funds, and also may include one or more Directors/Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors/Trustees: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Directors/Trustees who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors/Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times.


APPROVAL OF ADVISORY CONTRACT
At meetings on December 11, 2003, the Boards of Directors/Trustees of the Funds, including all Directors/Trustees who are not interested persons of the Funds considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Boards had reviewed throughout the course of the year, the Boards received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.


INFORMATION RECEIVED BY THE BOARDS. The materials received by the Boards included, but were not limited to, (1) information on the investment performance of each Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing each Fund.

In considering whether to approve the continuation of the management agreement, the Boards did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Boards in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Boards considered the investment management services provided by Lord Abbett to each Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Boards reviewed each Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Boards also considered whether each Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Boards considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Boards considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including each Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Boards considered the expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of the fees paid by shareholders.

PROFITABILITY. The Boards considered the level of Lord Abbett's profits in managing the Funds, including a review of Lord Abbett's methodology for allocating its costs to its management of each Fund. The Boards concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of each Fund and whether the amount of profit is fair for the management of each Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to each Fund's business. The Boards considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Boards considered whether there have been any economies of scale in managing the Funds, whether each Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Boards considered the character and amount of fees paid by each Fund and each Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Boards also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with each Fund.

ALTERNATIVE ARRANGEMENTS. The Boards considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Funds, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Boards unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for the Directors/Trustees for the Income Fund and Income Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Income Fund for outside Directors/Trustees. The third column of the following table sets forth the compensation accrued by the Income Trust for outside Directors/Trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.


(1)                                 (2)                       (3)                       (4)

                                    FOR FISCAL                FOR FISCAL                FOR THE YEAR ENDED
                                    YEAR ENDED                YEAR ENDED                DECEMBER 31, 2003
                                    SEPTEMBER 30,             SEPTEMBER 30,             TOTAL COMPENSATION
                                    2003 AGGREGATE            2003 AGGREGATE            PAID BY THE INCOME FUND,
                                    COMPENSATION              COMPENSATION              INCOME TRUST, AND
                                    ACCRUED BY THE            ACCRUED BY THE            TWELVE OTHER LORD ABBETT-
NAME OF DIRECTOR/TRUSTEE            INCOME FUND(1)            INCOME TRUST(1)           SPONSORED FUNDS(2)
------------------------            ---------------           ----------------          ------------------
E. Thayer Bigelow                   $  5,880                  $  1,103                  $    95,000
William H.T. Bush                   $  5,842                  $  1,095                  $    94,000
Robert B. Calhoun, Jr.              $  6,081                  $  1,140                  $    99,000
Stewart S. Dixon*                   $  1,672                  $    314                            -
Julie A. Hill**                            -                         -                            -
Franklin W. Hobbs                   $  5,880                  $  1,103                  $    95,000
C. Alan MacDonald                   $  5,955                  $  1,117                  $    96,500
Thomas J. Neff                      $  5,816                  $  1,091                  $    94,000
James F. Orr, III***                $  2,349                  $    441                  $    11,833


----------

* Retired December 31, 2002.
** Director/Trustee effective February 1, 2004.
*** Resigned March 3, 2003.


1. Outside Director/Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Directors/Trustees. In addition, $25,000 of each Director/Trustee's retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $2,464, $2,304, $6,081, $400, $5,880, $1,600, $5,816, and $2,349, respectively. Of the amounts shown in the third column, the total deferred amounts for the Trustees are $462, $432, $1,140, $75, $1,103, $300, $1,091, and $441, respectively.

2. The fourth column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2003, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director/Trustee in each Fund and other Lord Abbett-sponsored funds as of December 31, 2003. The amounts shown include deferred compensation to the Directors/Trustees deemed invested in fund shares. The amounts ultimately received by the Directors/Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS





                                                 NAME OF DIRECTOR/TRUSTEE
                      ---------------------------------------------------------------------------------
                                         E. THAYER          WILLIAM        ROBERT             STEWART
NAME OF FUND          ROBERT S. DOW      BIGELOW            H.T. BUSH      B. CALHOUN, JR.    S. DIXON*
------------          -------------      ---------          ---------      ---------------    ---------
California            None               $10,001-$50,000    $1-$10,000     $1-$10,000         None

Connecticut           None               $1-$10,000         $1-$10,000     $1-$10,000         None
Florida               None               $1-$10,000         $1-$10,000     $1-$10,000         None
Georgia               None               $1-$10,000         $1-$10,000     $1-$10,000         None
Hawaii                None               $1-$10,000         $1-$10,000     $1-$10,000         None
Insured               Over $100,000      $1-$10,000         $1-$10,000     $1-$10,000         None
Inetermediate
Michigan              None               $1-$10,000         $1-$10,000     $1-$10,000         None
Minnesota             None               $1-$10,000         $1-$10,000     $1-$10,000         None
Missouri              None               $1-$10,000         $1-$10,000     $1-$10,000         None
National              None               $10,001-$50,000    $1-$10,000     $10,001-$50,000    None

New Jersey            None               $1-$10,000         $1-$10,000     $1-$10,000         None
New York              Over $100,000      $10,001-$50,000    $1-$10,000     $1-$10,000         None

Pennsylvania          None               $1-$10,000         $1-$10,000     $1-$10,000         None
Texas                 None               $1-$10,000         $1-$10,000     $1-$10,000         None
Washington            None               $1-$10,000         $1-$10,000     $1-$10,000         None

AGGREGATE DOLLAR
RANGE OF EQUITY
SECURITIES IN LORD
ABBETT-SPONSORED
FUNDS                 Over $100,000      Over $100,000      Over $100,000  Over $100,000      Over $100,000

                                          C. ALAN
NAME OF FUND          FRANKLIN W. HOBBS   MACDONALD           THOMAS J. NEFF     JAMES F. ORR, III**
------------          -----------------   ---------           --------------     -------------------
California            $1-$10,000          $10,001-$50,000     $10,001-$50,000    $1-$10,000
Connecticut           $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Florida               $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Georgia               $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Hawaii                $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Insured               $1-$10,000          $1-$10,000          $1-$10,000         None
Intermediate
Michigan              $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Minnesota             $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Missouri              $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
National              $1-$10,000          $1-$10,000          $50,001-$100,000   $1-$10,000

New Jersey            $1-$10,000          $1-$10,000          $10,001-$50,000    $1-$10,000
New York              $1-$10,000          $10,001-$50,000     $10,001-$50,000    $1-$10,000
Pennsylvania          $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Texas                 $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000
Washington            $1-$10,000          $1-$10,000          $1-$10,000         $1-$10,000

AGGREGATE DOLLAR
RANGE OF EQUITY
SECURITIES IN LORD
ABBETT-SPONSORED
FUNDS                 Over $100,000       Over $100,000       Over $100,000      Over $100,000

----------

* Retired December 31, 2002.
** Resigned March 3, 2003.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Income Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.


PROXY VOTING
The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix C.

In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that the Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2003, the Income Fund's and Income Trust's officers and Directors/Trustees, as a group, owned less than 1% of the Income Fund's and Income Trust's outstanding shares, except that Robert S. Dow owned 54.4% of the Insured Fund's Class A Shares. As of December 31, 2003, the ownership of the Insured Fund's Class P shares by Lord Abbett was 100%, which represents the initial investment in Class P Shares. As of December 31, 2003 to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients the following record holders held 5% or more of each class of a Fund's outstanding shares:



Connecticut Fund, Class A Shares:   Susan Lynch                         5.74%
                                    8 Bayberry Lane
                                    Greenwich, CT  06831-3008

Insured Fund, Class A Shares:       Raymond James & Assoc.
                                    For the Benefit of Neubauer
                                    880 Carillon Pkwy
                                    St. Petersburg, FL  33716          13.52%

Florida Trust, Class C Shares:      UBS Financial Services
                                    For the Benefit of                 13.85%
                                    Kyle's Partners L.P.
                                    Attn: Regis E. Kobert
                                    River Park Commons - Suite 200
                                    2403 Sidney Street
                                    Pittsburgh, PA  15203-2167



Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Income Trust's investment manager. The following partners of Lord Abbett are also officers and/or Directors/Trustees of the Funds: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Paul A. Hilstad, Lawrence H. Kaplan,
A. Edward Oberhaus, III, and Richard D. Smola. Robert S. Dow is a partner of Lord Abbett and officer and Director/Trustee of the Funds. The other partners are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert G. Morris, Robert J. Noelke, Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Diane Tornejal, Christopher
J. Towle, Edward von der Linde and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Income Trust, each Fund, with the exception of the Insured Fund, is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. For the National Fund, New York Fund, California Fund, Insured Fund, and Florida Fund this fee is allocated among the classes based on the classes' proportionate share of such average daily net assets. Insured Fund is obligated to pay a monthly fee based on average daily net assets for each month. The annual rate for the Insured Fund is as follows:

..45 of 1% on the first $2 billion in assets, ..425 of 1% on the next $3 billion, ..40 of 1% on the Fund's assets over $5 billion.

Lord Abbett is currently reimbursing expenses to the extent necessary to maintain total operating expenses for Class A shares at 0.25% for Class B shares at 1.00%, for Class C shares at 1.00%. and for Class P shares 0.45% of average daily net assets of each class of shares. Lord Abbett may stop reimbursing such expenses at any time.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside Directors/Trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Funds.


As of September 30, 2002, other expenses reimbursed by Lord Abbett and not repaid by the Texas Fund amounted to $25,500.

As of September 30, 2003, other expenses reimbursed by Lord Abbett and not repaid by the Insured Fund amounted to $65,782.

Gross management fees, management fees waived and net management fee for each Fund were as follows:



                                YEAR ENDED SEPTEMBER 30, 2003
                                -----------------------------
                     GROSS              MANAGEMENT         NET
FUND                 MANAGEMENT FEES    FEES WAIVED        MANAGEMENT FEES
----                 ---------------    -----------        ----------------
California           $   1,001,875               -         $   1,001,875

Connecticut          $     494,300               -         $     494,330

Florida              $     437,411               -         $     437,411
Georgia              $     391,842               -         $     391,842

Hawaii               $     380,865               -         $     380,865
Insured              $       3,590      $   (3,590)                    -

Michigan             $     324,518               -         $     324,518

Minnesota            $     156,207               -         $     156,207

Missouri             $     741,604               -         $     741,604

National             $   3,038,541               -         $   3,038,541

New Jersey           $     797,266               -         $     797,266
New York             $   1,281,043               -         $   1,281,043
Pennsylvania         $     499,671               -         $     499,671
Texas                $     399,392               -         $     399,392
Washington           $     248,504               -         $     248,504

                                YEAR ENDED SEPTEMBER 30, 2002
                                -----------------------------
                     GROSS              MANAGEMENT         NET
                     MANAGEMENT FEES    FEES WAIVED        MANAGEMENT FEES
                     ---------------    -----------        ----------------
California           $     992,795                -        $     992,795
Connecticut          $     492,892                -        $     492,892
Florida              $     438,831                -        $     438,831
Georgia              $     273,793                -        $     273,793
Hawaii               $     371,096                -        $     371,096
Michigan             $     259,169                -        $     259,169
Minnesota            $     127,233      $   (62,216)       $      65,017
Missouri             $     670,982                -        $     670,982
National             $   2,904,315                -        $   2,904,315
New Jersey           $     794,278                -        $     794,278
New York             $   1,231,655                -        $   1,231,655
Pennsylvania         $     472,779                -        $     472,779
Texas                $     388,620                -        $     388,620
Washington           $     231,182                -        $     231,182

                                YEAR ENDED SEPTEMBER 30, 2001
                                -----------------------------
                     GROSS              MANAGEMENT         NET
FUND                 MANAGEMENT FEES    FEES WAIVED        MANAGEMENT FEES
----                 ---------------    -----------        ----------------
California           $      1,002,775                 -    $    1,002,775
Connecticut          $        499,326                 -    $      499,326
Florida              $        478,907                 -    $      478,907
Georgia              $        181,600   $      (134,159)   $       47,441
Hawaii               $        367,022                 -    $      367,022
Michigan             $        237,375                 -    $      237,375
Minnesota            $        113,860   $      (113,860)                -
Missouri             $        623,104   $      (172,898)   $      450,206
National             $      2,807,052                 -    $    2,807,052
New Jersey           $        791,442   $      (178,167)   $      613,275
New York             $      1,237,397                 -    $    1,237,397
Pennsylvania         $        464,596   $      (104,706)   $      359,890
Texas                $        383,232   $      (194,171)   $      189,061
Washington           $        227,910                 -    $      227,910



ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with each Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee will be allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
UMB N.A., 928 Grand Blvd., Kansas City, MO 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, are the independent auditors of each Fund and must be approved at least annually by Income Fund's and Income Trust's Board of Directors/Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for Income Fund and Income Trust, including the examination of financial statements included in the Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Each Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal years ending September 30, 2003, 2002, and 2001, the Income Fund paid no commissions to independent dealers. During the fiscal year ended September 30, 2003, 2002, and 2001, the Income Trust paid no commissions to independent dealers.

                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

Each Fund does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Shareholder meetings may be called at any time by certain officers of the Funds or by a majority of the Directors/Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.


SHAREHOLDER LIABILITY. Delaware law provides that Income Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Income Trust and requires that a disclaimer be given in each contract entered into or executed by the Income Trust. The Declaration provides for indemnification out of the Income Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Income Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Income Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Income Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Income Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Income Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.


CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.


CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C AND P. The Funds have adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each class of shares of each Fund: the "A Plan" (all Funds), the "B Plan" (National and Insured Funds only), the "C Plan" (National, New York, California, Insured and Florida Funds only) and the "P Plan" (all Funds), respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Boards have concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended September 30, 2003 in connection with advertising and marketing activities and including amounts Lord Abbett Distributor forwarded payments under the A Plan to dealers and other agents were: National Fund -- $38,140 and $1,759,419 totaling $1,797,559; California Fund -- $13,697 and
$648,448 totaling $662,145; Connecticut Fund -- $7,233 and

$344,197 totaling $351,430; Hawaii Fund -- $2,123 and $266,113 totaling
$268,236; Minnesota Fund -- $0 and $0 totaling $0; Missouri Fund -- $10,476 and $519,423 totaling $529,899; New Jersey Fund -- $15,645 and $556,745 totaling
$572,390; New York Fund -- $18,237 and $781,514 totaling $799,751; Texas Fund --
$5,840 and $286,714, totaling $292,554; Washington Fund -- $0 and $0 totaling $0; Insured Fund -- $0 and $2,483 totaling $2,483; Florida Fund -- $6,003 and $264,097 totaling $270,100; Georgia Fund -- $0 and $0 totaling $0; Michigan Fund -- $0 and $0 totaling $0; and Pennsylvania Fund -- $6,101 and $240,265 totaling $246,366.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended September 30, 2003 were: National Fund -- $387,857; Insured Fund -- $253.


The amounts by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended September 30, 2003 were: National Fund -- $469,697; California Fund -- $155,630; New York Fund -- $105,421; Insured Fund -- $606; and Florida $60,030.

The amounts paid by the Insured Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended September 30, 2003 was $12.

Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the respective Plans

The Class A Plans of the Georgia, Michigan, Minnesota, and Washington Funds will not go into effect until the quarter subsequent to the net assets of each Fund reaching $100 million. As of September 30, 2003, the net assets of each Fund have not reached $100 million.


Each Plan requires the Boards to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Boards reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors/Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors/Trustees, including a majority of the outside Directors/Trustees. As long as the Plans are in effect, the selection or nomination of outside Directors/Trustees is committed to the discretion of the outside Directors/Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors/Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.


CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Fund has paid the one-time distribution fee of up to1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES (NATIONAL AND INSURED FUNDS ONLY). As stated in the Prospectus, subject to certain exceptions, if

Class B shares of the National or Insured Fund (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.


The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                       CONTINGENT DEFERRED SALES CHARGE ON
WHICH THE PURCHASE ORDER WAS ACCEPTED           REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------           ----------------------------------------------
Before the 1st                                  5.0%
On the 1st, before the 2nd                      4.0%
On the 2nd, before the 3rd                      3.0%
On the 3rd, before the 4th                      3.0%
On the 4th, before the 5th                      2.0%
On the 5th, before the 6th                      1.0%
On or after the 6th anniversary                 None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.


CLASS C SHARES (NATIONAL FUND, NEW YORK FUND, CALIFORNIA FUND, INSURED FUND, AND FLORIDA FUND ONLY). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.


GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B, and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.


In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit

Plans with at least 100 eligible employees or for a Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for a Fund and Class C shareholders.

                                       8.

                       PURCHASES, REDEMPTIONS AND PRICING

Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions".

Under normal circumstances we calculate a Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), j) purchases through a broker-dealer operating in an omnibus environment with Lord Abbett that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, and that does not offer (directly or through affiliates) a mutual fund wrap account program, so long as the purchases are within 30 days of, and with the proceeds from, a redemption of a non-Lord Abbett-sponsored fund, or k) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

Our Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of our directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF", to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' prior written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $ 50,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed

(except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. The order will be priced at a Fund's net asset value next computed after it is received by the Fund's authorized agent or, if applicable, the agent's authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.


                                       9.
                              TAXATION OF THE FUNDS

Each Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of each Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund qualifies to pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by each Fund, equal to the excess of the Fund's excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Ordinarily, you are required to take distributions by each Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received. Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that each Fund may utilize, such as investing in futures, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Funds can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. As noted below, however, certain states may require that a specific percentage of a Fund's income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes.


The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.


CALIFORNIA TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of California personal income tax at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must consist of California state or local obligations or federal obligations the interest therefrom is exempt from California personal income taxation (the "50% Test"). For purposes of California personal income taxation, distributions to shareholders derived from interest on non-exempt obligations and short-term capital gains will be taxed as ordinary income and long-term capital gains distributions will be taxed as long-term capital gains.

CONNECTICUT TAX-FREE FUND - Dividends derived from interest income on federal obligations are subject to Connecticut personal income tax, unless at least 50% of the value of the Fund's total assets consist of federal obligations or other obligations with respect to which taxation by Connecticut is prohibited by federal law at the close of each quarter of the Fund's taxable year.


FLORIDA TAX-FREE TRUST - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on distributions with respect to mutual fund shares, the Florida intangible personal property tax is based on the net asset value of these shares. For the NAV of Fund shares to be excluded from the calculation of the Florida intangible personal property tax, the Fund must be organized as a business trust and at least 90% of the net asset value of the Fund's portfolio of assets must consist of assets that are exempt from the Florida intangible personal property tax. Exempt assets include notes, bonds, and obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States Government and certain of its agencies.


MINNESOTA TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of Minnesota personal income tax, at least 95% of exempt-interest dividends paid by the Fund must be derived from interest on obligations of the State of Minnesota or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, or on obligations of Indian tribes located in Minnesota. In the event that less than 95% of the exempt-interest dividends paid by the Fund are derived from interest on the above obligations, the dividends derived from such interest will not be exempt from the Minnesota personal income tax.


FUTURE JUDICIAL DECISIONS: The Minnesota legislature enacted a provision expressing its intent that if a court holds that Minnesota's tax treatment of obligations of other states and their governmental units is unlawful in that it discriminates against interstate commerce, the remedy should be to include interest on obligations of Minnesota governmental units as Minnesota taxable income. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.


NEW JERSEY TAX-FREE FUND - For the Fund to qualify to pay exempt-interest dividends for purposes of New Jersey individual income tax at least 80% of the aggregate principal amount of all its investments must be in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the state of New Jersey or in other obligations that are statutorily free from State and local taxation under any other act of New Jersey or under the laws of the United States (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, and cash and cash items (including receivables) are excluded from the principal amount of the Fund's investments. If the Fund qualifies to pay exempt-interest dividends, all distributions attributable to interest earned on the above obligations will be exempt from New Jersey personal income tax. All distributions attributable to interest earned on federal obligations will be exempt from New Jersey personal income tax, regardless of whether the Fund meets the 80% Test.

NEW YORK TAX-FREE FUND - Shareholders of the Fund will not be required to include in their gross income for New York State and New York City personal income tax purposes, any portion of distributions received by the Fund that are attributable to interest earned on (1) tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City); (2) obligations of the United States and its possessions, but only if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of Fund's total assets consists of obligations of the United States and its possessions; or (3) obligations of any authority, commission, or instrumentality of the United States to the extent federal law exempts such interest from state income taxation.


                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Funds have entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor as each Fund's principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to the Class A shares as follows:


                                   INCOME FUND



                               YEAR ENDED      YEAR ENDED      YEAR ENDED
                               SEPT. 30, 2003  SEPT. 30, 2002  SEPT. 30, 2001
                               --------------  --------------  --------------
Gross sales charge             $    2,494,536  $    2,037,046  $    1,741,142

Amount allowed
to dealers                     $    2,060,041  $    1,673,116  $    1,469,462
                               --------------  --------------  --------------

Net commissions received
by Lord Abbett                 $      434,495  $      363,930  $      271,680
                               ==============  ==============  ==============



                                  INCOME TRUST*



                               YEAR ENDED      YEAR ENDED      YEAR ENDED
                               SEPT. 30, 2003  SEPT. 30, 2002  SEPT. 30, 2001
                               --------------  --------------  --------------
Gross sales charge             $    1,397,009  $    1,030,185  $      658,237

Amount allowed
to dealers                     $    1,157,525  $      853,833  $      547,027
                               --------------  --------------  --------------

Net commissions received
by Lord Abbett Distributor     $      239,484  $      176,352  $      111,210
                               ==============  ==============  ==============



                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares (National and Insured Fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National and Insured Funds investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares (California, National, New York, Insured, and Florida Funds only), the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of September 30, 2003, for each Fund, per class, for one, five, and ten-years or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                       1 YEAR         5 YEARS         10 YEARS        LIFE OF FUND
                                    ------------    ------------    ------------    ----------------
NATIONAL FUND
Class A Shares
  Before Taxes                         -0.81%           3.77%           4.73%              -
Class A Shares After
  Taxes on Distributions               -0.85%           3.63%           4.51%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           0.94%           3.80%           4.60%              -
Class B Shares                         -2.06%           3.66%                       5.30% (8/1/96)

Class C Shares                          1.80%           3.79%             -         5.40% (7/15/96)


CALIFORNIA FUND
Class A Shares
  Before Taxes                         -2.38%           3.62%           4.19%              -
Class A Shares After
  Taxes on Distributions               -2.38%           3.62%           4.19%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                          -0.04%           3.77%           4.28%              -
Class C Shares                          0.26%           3.65%             -         5.06% (7/15/96)

                                       1 YEAR         5 YEARS         10 YEARS        LIFE OF FUND
                                    ------------    ------------    ------------    ----------------
CONNECTICUT FUND
Class A Shares
  Before Taxes                         -0.40%           3.94%           4.68%              -
Class A Shares After
  Taxes on Distributions               -0.40%           3.94%           4.63%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.24%           4.04%           4.68%              -

HAWAII FUND
Class A Shares
  Before Taxes                         -1.37%           3.43%           4.40%              -
Class A Shares After
  Taxes on Distributions               -1.37%           3.43%           4.37%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           0.52%           3.58%           4.44%              -

MINNESOTA FUND
Class A Shares
  Before Taxes                          0.27%           4.28%             -         6.04% (12/27/94)
Class A Shares After
  Taxes on Distributions                0.27%           4.28%             -         6.00% (12/27/94)
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.64%           4.36%             -         5.93% (12/27/94)

MISSOURI FUND
Class A Shares
  Before Taxes                         -0.15%           4.08%           4.61%              -
Class A Shares After
  Taxes on Distributions               -0.15%           4.08%           4.56%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.29%           4.14%           4.60%              -

NEW JERSEY FUND
Class A Shares
  Before Taxes                         -1.97%           3.43%           4.64%              -
Class A Shares After
  Taxes on Distributions               -1.97%           3.27%           4.49%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           0.24%           3.51%           4.58%              -

NEW YORK FUND
Class A Shares
  Before Taxes                         -0.77%           4.35%           4.57%              -
Class A Shares After
  Taxes on Distributions               -0.77%           4.35%           4.45%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.05%           4.41%           4.52%              -
Class C Shares                          1.88%           4.40%             -         5.53% (7/15/96)

                                       1 YEAR         5 YEARS         10 YEARS        LIFE OF FUND
                                    ------------    ------------    ------------    ----------------
TEXAS FUND
Class A Shares
  Before Taxes                         -0.02%           3.83%           4.95%              -
Class A Shares After
  Taxes on Distributions               -0.02%           3.74%           4.78%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.45%           3.87%           4.83%              -

WASHINGTON FUND
Class A Shares
  Before Taxes                         -0.61%           3.81%           4.90%              -
Class A Shares After
  Taxes on Distributions               -0.61%           3.81%           4.86%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.23%           3.95%           4.90%              -

INSURED FUND
Class A Shares
  Before Taxes                            -               -               -         -3.13% (6/30/03)
Class A Shares After
  Taxes on Distributions                  -               -               -         -3.13% (6/30/03)
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                             -               -               -         -1.82% (6/30/03)
Class B                                   -               -               -         -4.94 (6/30/03)
Class C                                   -               -               -         -1.03 (6/30/03)
Class P                                   -               -               -         -0.11% (6/30/03)


FLORIDA FUND
Class A Shares
  Before Taxes                         -0.77%           3.59%           4.18%              -
Class A Shares After
  Taxes on Distributions               -0.77%           3.59%           4.10%              -
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           0.99%           3.73%           4.21%              -
Class C Shares                          1.97%           3.63%             -         4.83% (7/15/96)

GEORGIA FUND
Class A Shares
  Before Taxes                         -0.12%           4.89%             -         7.18% (12/27/94)

Class A Shares After
  Taxes on Distributions               -0.18%           4.81%             -         7.04% (12/27/94)
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.35%           4.79%             -         6.85% (12/27/94)

MICHIGAN FUND
Class A Shares
  Before Taxes                         -0.15%           4.82%           5.27%

Class A Shares After
  Taxes on Distributions               -0.15%           4.82%           5.23%
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           1.40%           4.81%           5.21%

PENNSYLVANIA FUND
Class A Shares
  Before Taxes                         -0.81%           4.07%           4.89%
Class A Shares After
  Taxes on Distributions               -0.81%           4.07%           4.87%
Class A Shares After Taxes on
  Distributions and Sales of
  Fund Shares                           0.95%           4.15%           4.89%

Yield quotation for each class of a fixed-income fund is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: the dividends and interest earned by a class during the period minus the aggregate expenses attributable to the class accrued during the period (net of reimbursements) and divided by the product of (i) the average daily number of class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one, and then increase the sum to the sixth power. Then subtract one from the product of this multiplication and multiply the remainder by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC.





Each Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 35.00%; California 41.05%; Connecticut .38.25%; Florida 35.00%; Insured 35.00; Georgia 38.90%; Michigan 37.60%; Missouri 38.90%; New Jersey 39.14%; New York 40.01%; Pennsylvania 36.82%; Texas 35.00%; Hawaii 40.36%; Washington 35.00% and Minnesota 40.10%) and adding the product to that portion, if any, of the Fund's yield that is not tax exempt.

For the 30-day period ended September 30, 2003, the 30-day yield and the tax equivalent yield for Class A shares of the Funds were:



                  FUND                      30-DAY YIELD      TAX-EQUIVALENT YIELD
    ------------------------------------   ---------------    --------------------
    National Tax-Free Fund                 3.13%              4.82%
    California Tax-Free Fund               3.26%              5.53%
    Connecticut Tax-Free Fund              3.16%              5.12%
    Hawaii Tax-Free Fund                   2.92%              4.90%
    Minnesota Tax-Free Fund                3.19%              5.33%
    Missouri Tax-Free Fund                 3.06%              5.01%
    New Jersey Tax-Free Fund               2.80%              4.60%
    New York Tax-Free Fund                 2.75%              4.58%
    Texas Tax-Free Fund                    3.13%              4.82%
    Washington Tax-Free Fund               3.08%              4.74%
    Florida Tax-Free Trust                 2.90%              4.46%
    Georgia Tax-Free Trust                 3.28%              5.37%
    Michigan Tax-Free Trust                2.89%              4.63%
    Pennsylvania Tax-Free Trust            3.19%              5.05%
    Insured Intermediate Tax-Free Fund     2.27%              3.49%


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS

The financial statements incorporated herein by reference from Lord Abbett Tax-Free Income Fund, Inc.'s and Lord Abbett Tax-Free Income Trust's 2003 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent auditors, as stated in its reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
               DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

      Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions and changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


      Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions and more likely to impair this capacity. This is the lowest investment-grade category.

                                   APPENDIX B

                       RISK FACTORS REGARDING INVESTMENTS
  IN PUERTO RICO, CALIFORNIA, CONNECTICUT, FLORIDA, GEORGIA, HAWAII, MICHIGAN,
            MINNESOTA, MISSOURI, NEW JERSEY, NEW YORK, PENNSYLVANIA,
                      TEXAS, AND WASHINGTON MUNICIPAL BONDS

The following information is a summary of certain special risks that may affect the states and territory indicated, which could affect the value of the bonds held by the corresponding Fund. This information may not be complete or current and is compiled based upon information and judgments in publicly available documents, including credit analyses prepared by Standard & Poor's and other credit rating agencies. The Funds have not verified any of this information.

PUERTO RICO BONDS

Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico, its agencies, and instrumentalities.

Puerto Rico faces significant fiscal challenges. Puerto Rico has a recent history of deficit financing and the use of one-time revenues that may limit the Commonwealth's future financial flexibility. Puerto Rico had to rely on $400 million of one-time revenues to balance general fund operations in fiscal 2003 and the government's contingency funds declined from a balance of $437 million in June 2002 to $265 million in June 2003. Ongoing concerns with Puerto Rico's expenditure and accounting controls, weak revenue growth, and cost overruns contribute to a difficult financial outlook for fiscal 2004.

Puerto Rico, like most of the United States, continues to experience below-average economic growth as a result of the recent recession. Public-sector employment, both direct and indirect, accounts for 30% of the island's employment and public investment plays a leading role in the economy. Overall employment in Puerto Rico has stagnated, rising to 12.2% in 2003, compared to a 30-year low of 10.1% in 2000.

Manufacturing is the most important sector of Puerto Rico's economy, accounting for 42% of GDP, though only 12% of employment. The phase out of federal tax incentives provided by Section 936 of the Internal Revenue Code has not significantly harmed the economy as some expected. Many former 936 companies have converted to controlled foreign corporations and the Puerto Rican legislature has passed many new laws designed to promote economic growth and create a business-friendly investment climate while offsetting the phase out of
Section 936. The result has been increased investment by capital intensive companies that has sustained Puerto Rican manufacturing despite the decline in labor-intensive manufacturing, but this investment may not continue.

The service sector, including tourism, is also an important part of the Puerto Rican economy and has been performing steadily despite the short term impact of September 11, 2001 on the tourism and hospitality industry, but the sector is vulnerable to unforeseen events affecting the confidence of visitors. Continued growth of the Puerto Rico economy depends on factors such as the state of the U.S. economy, stability of the price of oil, and borrowing costs. The Commonwealth also needs to address its substantial unfunded pension liabilities, which stand at more than $8 billion.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

CALIFORNIA BONDS

California is currently undergoing the worst fiscal crisis in the State's history due to a sharp decline in revenue and an increase in funding commitments implemented over the past several years. The State had a general fund operating deficit of $7.3 billion in fiscal 2003, pushing the accumulated general fund deficit to $9.6 billion. California has funded its deficits with very large levels of short-term debt. The general fund budget for fiscal 2004 depends on more than $15 billion of one-time debt issues to achieve its goals. The decrease in revenues is due largely to a significant slowdown in the State's economy and the poor recent performance of U.S. financial markets, combined with overall revenues that are highly sensitive to such changes. It is anticipated that the State's structural deficit will continue in fiscal 2005 and beyond. As a result of California's continuing fiscal crisis, Standard & Poor's downgraded the State's debt in 2003 to BBB, the lowest investment-grade rating.

Various constitutional and statutory provisions may result in decreases in State and local revenues and thus affect the ability of issuers of California municipal bonds to meet their financial obligations. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII.B of the State Constitution, which prohibits the State from spending the proceeds of tax revenues, regulatory licenses, user charges, or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these various provisions on the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

CONNECTICUT BONDS

Connecticut's economy was hit especially hard by the national recession, which resulted in large structural budget gaps in fiscal years 2002 and 2003, following many years of budget surpluses. Connecticut used its entire rainy day reserve of $574 million to balance the State budget in fiscal 2002 and had to resort to a combination of one-time revenues, rescissions of prior spending authorizations, spending cuts, tax increases, and layoffs of State workers to address budget shortfalls in fiscal 2003. Significant corrective measures by the State administration and legislature seem set to restore financial balance for fiscal years 2004-2005, but the State's depleted reserves and high debt levels remain a concern. Although Connecticut's unemployment rate remained relatively low at 5.3% in 2003 when compared with the national average, the figure represents a significant increase in unemployment from the 3.3% rate in 2001. In addition, the State has significant unfunded pension liabilities.

Connecticut law limits the indebtedness payable from the General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment requiring a balanced budget for each year and imposing a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage, which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes, and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

FLORIDA BONDS

Despite the downturn in the State and national economy, decreases in anticipated tax receipts for fiscal 2003 were offset by spending cuts and Florida ended fiscal 2003 with a surplus and a fully funded budget stabilization reserve. This is also expected to be the case in fiscal 2004 following additional spending cuts and revenue enhancing measures.

Florida's tax base is narrow, but also relatively stable, with most revenue derived from the State's sales and use tax. Florida has no personal income tax and does not levy ad valorem taxes on real property. This reliance on a cyclical revenue source creates some vulnerability to economic downturns, but not so much as reliance on income taxes, which helps explain why Florida weathered the recession better than many other states. Tourism continues to be one of Florida's most important industries and should be positioned to take advantage of any improvement in national economic trends. Florida's economy is also still somewhat dependent on employment related to construction and agriculture. Unemployment was relatively high in 2003, hovering around 5% compared to the 3.8% rate achieved in 2000.

In 1994, Florida passed a constitutional amendment limiting the rate of growth in State revenues. This limitation, however, exempts revenues pledged for debt service on State bonds. Florida introduced a debt-affordability model in 1999 that now evaluates debt service as a percentage of revenues. The target range is 6%, with a legislatively imposed cap of 7%. Debt service carrying charges in fiscal 2003 increased to 6.2%, slightly above the benchmark. Current projections estimate that debt service for approved bond programs will exceed the benchmark ratio through fiscal 2012.

GEORGIA BONDS

Fiscal years 2002 and 2003 were difficult for Georgia's economy, with tax revenues declining by almost $900 million over the two-year period, which was the first decline in State revenues since 1953. The State had to use more than $500 million in reserves in fiscal 2003 and ended the fiscal year with the weakest financial reserves and cushion in more than a decade. Georgia's budget for fiscal 2004 made the aggressive assumption of 8.7% revenue growth, and the growth in tax receipts for the first quarter fell short of that target. Georgia's overall debt burden and debt service carrying charges remain low, but failure to bring spending in line with revenues during fiscal 2004 could lead to weakened credit.

Georgia's economy is well diversified, but economic and employment growth remain stagnant. Rapid population growth has stressed the State's infrastructure, particularly in the Atlanta area. As a result, pollution levels rose to a level causing the State to fail to comply with certain federal clean air standards. This resulted in a building moratorium and a loss of federal funds for highways. Economic problems in the Atlanta metropolitan area, which accounts for 55% of the State's jobs, could have a major effect on the State's overall economic condition.

The Georgia Constitution provides that the State cannot incur general obligation or guaranteed revenue debt if debt service on all existing general obligation and guaranteed revenue debt exceeds 10% of total revenue receipts less refunds of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. The current debt-service carrying charges, at 6.1% of general government expenditures, remain well below the cap.

HAWAII BONDS

Hawaii's economy is highly dependent on tourism and the State's tourism industry relies heavily on air travel. While the number of international visitors has dropped significantly in recent years, the number of domestic visitors has increased and the overall number of visitors has stabilized, though still falling short of the record-setting levels of 2000. The relative stability in tourism, combined with strong construction activity and a stable military presence suggest that Hawaii's economic prospects are improving, though any disruption in air travel or other unforeseen events that could affect the confidence of visitors would have a strong negative impact on the State's economy.

Hawaii ended fiscal 2003 with a shortfall of less than 1% of expenditures, which was a significant improvement over fiscal 2002. For fiscal 2004, the State is budgeting for a $95 million ending balance plus an increase in its emergency budget reserve fund through a combination of lower expenditures and revenue increases.

Hawaii's debt burden remains among the highest of all the U.S. states, although the State government funds many activities, such as school construction, that are typically funded by local governments. Debt servicing has consumed approximately 11% of general resources in recent years.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds, to exceed 20% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance. The State has more than $1.2 billion of authorized but unissued general obligation debt capacity remaining.

MICHIGAN BONDS

Michigan continues to face fiscal pressures driven largely by weaknesses in income tax revenues. General fund-general purpose revenues fell in each of fiscal years 2001 through 2003 and the State spent the remaining reserves in its budget stabilization fund in fiscal 2003. The budget for fiscal 2004 promises some improvement with plans to begin to replenish the budget stabilization fund, although reserves will still be below comfortable levels. The use of one-time revenue sources to balance the general fund for fiscal 2004 indicates a likelihood of future financial stress. Michigan's overall debt level is low, however, and the State's pension funds remain well funded.

Michigan has several legislative and constitutional provisions that could affect the State's financial condition. As a result of legislative action in 1993 and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-1979 fiscal year.

MINNESOTA BONDS

Minnesota relies heavily on individual, sales, and corporate income taxes for revenues, all of which are sensitive to economic conditions. Employment levels in Minnesota have not recovered from the recession, which has affected the State's revenue base. Although Minnesota had significant reserves and a moderate debt burden to help it weather the economic downturn, revenue shortfalls began in 2001, and the State had to overcome a structural budget gap for the 2002-2003 biennium through spending cuts and various revenue-enhancing measures and the use of almost all budget reserves. For the 2004-2005 biennium, the Minnesota legislature closed a projected $4 billion shortfall and plans to restore a $500 million balance to the budget reserve fund by the end of fiscal 2005. Minnesota's economy is diverse and has probably stabilized, but the timing and magnitude of economic recovery is uncertain. The State is in a reasonable position to achieve structural balance beyond fiscal 2005, but would still have to find revenue sources to replace the one-time revenues drawn on for the 2004-2005 biennium.

Minnesota operates under debt control policies established more than 20 years ago and is operating within its allowable debt ratios. Debt service has historically made up about 3% to 5% of the budget.

MISSOURI BONDS

Missouri general revenues have decreased for the last two fiscal years. The State achieved break-even operations for fiscal 2003 only because the governor withheld $300 million in planned spending. The State's budget reserve fund, however, is fully funded at $462 million and Missouri expects a balanced budget for fiscal 2004. The State's relatively low debt burden and substantial reserves have helped the Missouri weather the economic downturn, but the State has poor prospects for job growth and the manufacturing sector is expected to continue downsizing.

Economic reversals in either the Kansas City or the St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Changes in military appropriations, which play an important role in the State's economy, could adversely affect unemployment rates. The State also has a significant agricultural sector that is important to the State's economy.

Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years.

The Constitution's Tax Limitation Amendment imposes limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than 1% in any fiscal year, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

NEW JERSEY BONDS

New Jersey has a diversified economic base and high wealth and income levels, but the recession drastically reduced State revenues and New Jersey has been faced with large structural deficits since fiscal year 2002. The State's rainy day fund of $720 million was used to help bridge the $1.5 billion gap in fiscal 2002 and a combination of measures was used to address the $1.3 billion shortfall in fiscal 2003. For fiscal 2004, New Jersey had to take even more drastic steps to address an estimated $5 billion budget imbalance. New Jersey has taken important steps towards achieving structural balance for future years, but additional measures are likely needed.

In recent years, State debt levels have increased and are above historical levels; this trend is expected to continue in the coming years. In addition, State law and the State Constitution restrict appropriations. Statutory or legislative restrictions may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations. The State Supreme Court in 2003 rejected a legal challenge to the constitutionality of the practice of issuing certain contract bonds without voter approval. Contract bonds differ from general obligation bonds in that contract bonds are not backed by the full faith and credit of the State, but by annual appropriations. Contract bonds constitute approximately 80% of New Jersey's outstanding debt obligations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

NEW YORK BONDS

New York State, and many of its political subdivisions and authorities, have faced extraordinary budget challenges as a result of the September 11th terrorist attacks and the national economic recession. The State managed to close a combined $11.5 billion budget gap for 2002-2003 and 2003-2004, but the magnitude of future budget gaps still requires timely and aggressive measures to restore structural balance. The volatility of the financial markets is also a significant source of risk for State revenues.

The State's Authorities (i.e. government agencies) generally are responsible for financing, constructing and operating revenue-producing public facilities. While payments on Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities to meet their financial obligations. Further assistance to Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York. Certain localities have experienced financial problems and have received State assistance during the last several years. State localities may require additional State assistance.

The market perceives the State, its political subdivisions, and Authorities to be interdependent. Circumstances affecting the financial condition of one such entity may thus affect the value of securities issued by the others. The State's economy and the government's financial position significantly rely on the financial services sector. The financial services sector is the second largest source of revenue for the State. Accordingly, the depth and duration of the downturn in the financial services sector is an important consideration regarding the State's financial condition.

The State's overall debt burden is high, future capital needs are significant, and reserve levels are low after being drawn down to meet recent budget shortfalls. Moreover, municipalities and school districts have engaged in substantial short-term and long-term borrowing.

PENNSYLVANIA BONDS

The national economic recession had a marked impact on Pennsylvania's economy. State revenues fell nearly 6% below projections for fiscal 2002, requiring use of the entire $1.038 billion balance of the State's rainy day fund, and the fiscal 2003 budget was only balanced with the use of nearly $2.2 billion of one-time revenue enhancements. The fiscal 2004 budget closes an estimated $2.4 billion revenue gap with significant spending cuts and modest revenue enhancements. Most of the State's revenues derive from personal and corporate income taxes and sales taxes, all of which can be sensitive to economic conditions. Despite low debt levels and a diverse economic base, additional measures will likely be required to restore structural balance to Pennsylvania's finances.

The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

TEXAS BONDS

The State's economy slowed in 2002 and 2003 as a result of the national economic recession and State revenues decreased each year. Because Texas has a relatively large concentration of industries that were particularly hard hit during the national recession--including transportation and technology--it may not recover as quickly as other states. The State's job growth also slowed and per capita income levels remain below the national average. The Texas legislature had to transfer $1.3 billion from reserves to address budget shortfalls through fiscal 2003. The biennial budget for 2004 to 2005 was balanced with a combination of revenue enhancing measures and spending cuts. The economic recovery in Texas has not yet resulted in substantial job growth and the overall recovery could be threatened if the employment situation fails to improve.

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the primary source of the State's revenue. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Texas does not have an income tax and derives the majority of tax revenue from sales and use taxes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The Texas Constitution authorizes the legislature to provide by law for the implementation of this restriction, and the legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional State debt payable from general revenues if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

WASHINGTON BONDS

Washington is in the midst of an economic downturn resulting largely from continued rounds of layoffs or downsizing in aerospace, technology, manufacturing, and construction, all of which reflect the ongoing national economic recession. The Boeing Company is the State's largest private employer and exerts a significant impact on overall State production, employment and labor earnings. Unemployment in Washington is above the national average and is projected to increase. The State addressed a projected $2 billion structural budget gap for the 2003-2005 biennial period almost completely through spending reductions, and State finances remain under considerable strain.

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Forest products rank second behind aerospace in value of total production. A downturn in these sectors could adversely affect the State's economy. International trade plays an important role in the State's employment base, with approximately one in six jobs in the State related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand.

The Washington Constitution gives voters the power to initiate and modify legislation through voter initiatives and referenda. Initiatives and referenda will be put on the ballot upon submission of a petition with specified numbers of signatures, and become law if approved by a majority of voters. Such laws may not be amended for two years except by a two-thirds vote of each house of the State legislature.

In November 2001, voters passed Initiative 747. This initiative limits growth in regular property taxes to the lower of 1% or the rate of inflation. Taxes may exceed this threshold if approved by a simple majority of voters in an election. Initiative 747 may result in significant revenue losses for the State.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. Most of the State's tax revenues derive from general and selective sales and gross receipts taxes. With certain exceptions, the amount of State general obligation debt and other expenditures that may be incurred is limited by constitutional and statutory restrictions.

                                                               NOVEMBER 21, 2003
                                   APPENDIX C

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a
Company.

Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:

1) Attending less than 75% of board and committee meetings without a valid excuse.
2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
5)   Failing to replace management as appropriate.

We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
2)     Management's rationale for why the repricing is necessary.
3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
4) Other factors, such as the number of participants, term of option, and the value for value exchange.

 In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

       Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

- Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
-      No dead-hand or no-hand pills.
- Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
- Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                        LORD ABBETT TAX-FREE INCOME TRUST

                                     PART C
                                OTHER INFORMATION

Item 23    EXHIBITS

           (a) (i) DECLARATION AND AGREEMENT OF TRUST. Incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.
                 (ii) AMENDMENT TO THE DECLARATION AND AGREEMENT OF TRUST. Incorporated by reference to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.

           (b) BY-LAWS, AS ADOPTED MAY 17, 2002, AMENDED OCTOBER 22, 2002, incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.

           (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

           (d) (i) INVESTMENT ADVISORY CONTRACTS, MANAGEMENT AGREEMENT. Incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.
                 (ii) FORM OF ADDENDUM TO MANAGEMENT AGREEMENT DATED JUNE 30, 2003. Incorporated by reference to Post Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.

           (e) UNDERWRITING CONTRACTS. DISTRIBUTION AGREEMENT. Incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

           (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on January 31, 2001.

           (g)   (i)  CUSTODIAN AGREEMENT. Incorporated by reference to Post
                      Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on January 28, 2002.
                 (ii) FORM OF AMENDMENT TO CUSTODIAN AGREEMENT. Incorporated by
                      reference to Post Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

           (h)   OTHER MATERIAL CONTRACTS
                 (i)  TRANSFER AGENCY AGREEMENT. Incorporated by reference.
                 (ii) ADMINISTRATIVE SERVICES AGREEMENT incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.

           (i)   LEGAL OPINION. FILED HEREIN.

           (j)   OTHER OPINION. CONSENT OF DELOITTE & TOUCHE, LLP. FILED HEREIN.

           (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2003 Annual Report on Form N-CSR filed on December 1, 2003 (Accession Number 0001047469-03-038874).

           (l)   INITIAL CAPITAL AGREEMENTS incorporated by reference.

           (m)   RULE 12b-1 PLANS.

                 (i) RULE 12b-1 CLASS A PLANS FOR FLORIDA, GEORGIA, MICHIGAN, PENNSYLVANIA FUNDS. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.
                 (ii) RULE 12b-1 CLASS A PLAN FOR INSURED INTERMEDIATE TAX-FREE FUND. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.
                 (iii) RULE 12b-1 CLASS B PLAN FOR INSURED INTERMEDIATE TAX-FREE FUND. Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.
                 (iv) RULE 12b-1 CLASS C PLAN FOR THE FLORIDA FUND incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.
                 (v) RULE 12b-1 CLASS C PLAN FOR INSURED INTERMEDIATE TAX-FREE FUND. . Incorporated by reference to Post-Effective Amendment No. 24 to the Registration
                        Statement on Form N-1A filed on June 26, 2003.
                 (vi)   RULE 12b-1 CLASS P PLAN FOR FLORIDA, GEORGIA, MICHIGAN,
                        PENNSYLVANIA FUNDS. Incoporated by reference to
                        Post-Effective Amendment No. 21 to the Registration
                        Statement on Form N-1A filed July 22, 2002.
                 (vii)  RULE 12b-1 CLASS P PLAN FOR INSURED INTERMEDIATE
                        TAX-FREE FUND. Incorporated by reference to
                        Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.

           (n) RULE 18f-3 PLAN. Filed herein incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on June 26, 2003.

           (o)   Not applicable.

           (p)   CODE OF ETHICS. FILED HEREIN.

Item 24    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

           None.

Item 25    INDEMNIFICATION

           The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

                 The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or
                 (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or
                 (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                 The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

           Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           In addition, the Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.


Item 26    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.

Item 27    PRINCIPAL UNDERWRITERS
           Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

           (a)   Lord Abbett Affiliated Fund, Inc.
                 Lord Abbett Blend Trust
                 Lord Abbett Bond-Debenture Fund, Inc.
                 Lord Abbett Developing Growth Fund, Inc.
                 Lord Abbett Global Fund, Inc.
                 Lord Abbett Investment Trust
                 Lord Abbett Large-Cap Growth Fund
                 Lord Abbett Mid-Cap Value Fund, Inc.
                 Lord Abbett Research Fund, Inc.
                 Lord Abbett Series Fund, Inc.
                 Lord Abbett Securities Trust
                 Lord Abbett Tax-Free Income Fund, Inc.
                 Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

           (b) Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

                 NAME AND PRINCIPAL     POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES
                 BUSINESS ADDRESS *     LORD ABBETT DISTRIBUTOR LLC     WITH THE REGISTRANT
                 ------------------     ---------------------------     -------------------
                 Robert S. Dow          Chief Executive Officer         Chairman and President
                 Paul A. Hilstad        General Counsel                 Vice President & Secretary
                 Lawrence H. Kaplan     Assistant General Counsel       Vice President & Assistant Secretary
                 Marion Zapolin         Chief Financial Officer         Not applicable

                 *Each of the above has a principal business address:
                 90 Hudson Street, Jersey City, New Jersey 07302-3973

(c)   Not applicable.

Item 28          LOCATION OF ACCOUNTS AND RECORDS

                 The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                 Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                 Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29          MANAGEMENT SERVICES

                 None

Item 30          UNDERTAKINGS

                 The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                 The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 29th day of January, 2004.

                                 LORD ABBETT TAX-FREE INCOME TRUST

                                 /s/ Christina T. Simmons
                                 ---------------------------------------------
                                 By: Christina T. Simmons
                                     Vice President & Assistant Secretary

                                 /s/ Joan A. Binstock
                                 ---------------------------------------------
                                 By: Joan A. Binstock
                                     Vice President and Chief Financial Officer

                        LORD ABBETT TAX-FREE INCOME TRUST

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE                   DATE
----------                               -----                   ----
                                  Chairman, President
/s/Robert S. Dow*                 and Director/Trustee     January 29, 2004
-----------------                 --------------------     ------------------
Robert S. Dow

/s/ E. Thayer Bigelow*              Director/Trustee       January 29, 2004
----------------------            --------------------     ------------------
E. Thayer Bigelow

/s/William H. T. Bush*              Director/Trustee       January 29, 2004
--------------------------        --------------------     ------------------
William H. T. Bush

/s/Robert B. Calhoun, Jr.*          Director/Trustee       January 29, 2004
--------------------------        --------------------     ------------------
Robert B. Calhoun, Jr.

/s/Franklin W. Hobbs*               Director/Trustee       January 29, 2004
--------------------------        --------------------     ------------------
Franklin W. Hobbs

/s/C. Alan MacDonald*               Director/Trustee        January 29, 2004
--------------------------        --------------------     ------------------
C. Alan MacDonald

/s/Thomas J. Neff*                  Director/Trustee        January 29, 2004
--------------------------        --------------------     ------------------
Thomas J. Neff

/s/ CHRISTINA T. SIMMONS
---------------------------
 *Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                               TITLE             DATE
                                  Chairman, President
/s/ Robert S. Dow                 and Director/Trustee     October 23,2003
-----------------                 --------------------     ---------------
Robert S. Dow

/s/ E. Thayer Bigelow             Director/Trustee         October 23,2003
---------------------             ------------------       ---------------
E. Thayer Bigelow

/s/ William H. T. Bush            Director/Trustee         October 23,2003
----------------------            ----------------         ---------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.        Director/Trustee         October 23,2003
--------------------------        ----------------         ---------------
Robert B. Calhoun, Jr.

/s/ Franklin W. Hobbs             Director/Trustee         October 23,2003
---------------------             ----------------         ---------------
Franklin W. Hobbs

/s/ C. Alan MacDonald             Director/Trustee         October 23,2003
---------------------             ----------------         ---------------
C. Alan MacDonald

/s/ Thomas J. Neff                Director/Trustee         October 23,2003
------------------                ----------------         ---------------
Thomas J. Neff

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.
                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

     Lord Abbett U.S. Government & Government Sponsored Enterprises Money
                                Market Fund, Inc.